                                  Legacy III

As filed with the Securities and Exchange Commission on Apri1 19, 2001


                                            1933 Act Registration No.: 333-38007
                                            1940 Act Registration No.: 811-08441

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                       POST-EFFECTIVE AMENDMENT NO. 2                       [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [_]

                                AMENDMENT NO. 5                             [X]

              LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H
                          (Exact Name of Registrant)

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                        120 Madison Street, Suite 1700
                              Syracuse, NY 13202

--------------------------------------------------------------------------------
             (Address of Depositor's Principal Executive Offices)

      Depositor's Telephone Number, including Area Code:  (315) 428-8400

                              ROBERT O. SHEPPARD
                         120 Madison Street, Suite 1700
                           Syracuse, New York 13202

--------------------------------------------------------------------------------
                   (Name and Address of Agent for Service)

                                   Copy to:
                               Kimberly J. Smith
                       Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C.  20004

                   Title of securities being registered:
 Interests in a separate account under individual flexible premium deferred variable annuity contracts.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2001, pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[ ] on _____________________ pursuant to paragraph (a)(i) of Rule 485

American Legacy III

Lincoln Life & Annuity Variable Annuity Account H Individual Variable Annuity Contracts

Home Office:                                  Servicing Office:
Lincoln Life & Annuity Company of New York    P.O.Box 2348
                                              1300 South Clinton Street
120 Madison Street, Suite 1700                Fort Wayne, IN 46801
Syracuse, NY 13202

www.LincolnLife-NY.com

This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York ("LNY"). It is primarily for use with nonqualified plans and qualified retire-ment plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to pro-vide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you may choose to receive a death benefit on the death of the annuitant.

The minimum initial purchase payment for the contract is:

1. $1,500 for a nonqualified plan and a 403(b) transfer/rollover or

2. $1,000 for a qualified plan.

Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annu-ally.

You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

All purchase payments for benefits on a variable basis will be placed in Lin-coln Life & Annuity Variable Annuity Account H (variable annuity account [VAA]). The VAA is a segregated investment account of LNY. If you put all or some of your purchase payments into one or more of the contract's variable op-tions you take all the investment risk on the contract value and the retire-ment income. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds, listed below, are each part of American Funds Insurance Series (series) Class 2 Shares, also known as American Variable Insurance Se-ries:

Global Discovery*
Global Growth
Global Small Capitalization
Growth
International
New World
Growth-Income

Blue Chip Income and Growth*
Asset Allocation
Bond
High-Yield Bond
U.S. Government/AAA-Rated Securities
Cash Management

*These funds will be available on or about July 5, 2001.

This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectus for the funds that is attached, and keep both pro-spectuses for reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. For a free copy, write: Lincoln Life & Annuity Company of New York, P.O. Box 2348, Fort Wayne, Indiana 46801, or call 1-800-942-5500. The SAI and other information about LNY and Account H are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 2001

Table of contents

                                             Page
-------------------------------------------------
Special terms                                  2
-------------------------------------------------
Expense tables                                 3
-------------------------------------------------
Summary                                        5
-------------------------------------------------
Condensed financial information                6
-------------------------------------------------
Investment results                             7
-------------------------------------------------
Financial statements                           7
-------------------------------------------------
Lincoln Life & Annuity Company of
New York                                       7
-------------------------------------------------
Fixed side of the contract                     7
-------------------------------------------------
Variable annuity account (VAA)                 7
-------------------------------------------------
Investments of the variable annuity account    7
-------------------------------------------------
Charges and other deductions                  10
-------------------------------------------------
The contract                                  12
-------------------------------------------------

                                                                    Page
------------------------------------------------------------------------
Annuity payouts                                                      17
------------------------------------------------------------------------
Federal tax matters                                                  19
------------------------------------------------------------------------
Voting rights                                                        23
------------------------------------------------------------------------
Distribution of the contracts                                        23
------------------------------------------------------------------------
Return privilege                                                     23
------------------------------------------------------------------------
State regulation                                                     23
------------------------------------------------------------------------
Records and reports                                                  23
------------------------------------------------------------------------
Other information                                                    23
------------------------------------------------------------------------
Statement of additional information table of contents for Variable
Annuity Account H American Legacy III                                25
------------------------------------------------------------------------

Special terms

(We have italicized the terms that have special meaning throughout the Pro-spectus)

Account or variable annuity account (VAA) -- The segregated investment ac-count, Lincoln Life & Annuity Variable Annuity, Account H, into which LNY sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit -- A measure used to calculate contract value for the vari-able side of the contract before the annuity commencement date.

Annuitant -- The person on whose life the annuity payouts are based and upon whose death a death benefit may be paid.

Annuity commencement date -- The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary -- The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Contractowner (you, your, owner) -- The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value -- At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit -- The amount payable to your designated beneficiary if the owner dies before the annuity commencement date or, if selected, to the owner if the annuitant dies. An Enhanced Guaranteed Minimum Death Benefit may be available.

Free Amount -- First withdrawal in a contract year, equal to the greater of 10% of the current contract value or 10% of the total purchase payments.

Income4Life Solution -- An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life -- The Lincoln National Life Insurance Company.

LNY (we, us, our) -- Lincoln Life & Annuity Company of New York.

Purchase payments -- Amounts paid into the contract.

Series -- American Funds Insurance Series (series), the funds to which pur-chase payments allocated to the Variable Account are directed.

American Legacy III subaccount -- The portion of the VAA that reflects invest-ments in accumulation and annuity units of a class of a particular fund avail-able under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valua-tion date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of Contractowner expenses:

  The maximum surrender charge (contingent deferred sales charge)
  (as a percentage of purchase payments surrendered/withdrawn):  6%

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or with-drawal. We may waive this charge in certain situations. See Surrender charges.

  Transfer charge: $25

The transfer charge will not be imposed on the first 12 transfers during a con-tract year. We reserve the right to charge a $25 fee for the 13th and each ad-ditional transfer during any contract year. Automatic dollar cost averaging and automatic rebalancing transfers are not included in these first twelve trans-fers.

--------------------------------------------------------------------------------
Account H annual expenses for American Legacy III subaccounts:*
(as a percentage of average account value):

                                                  With Enhanced
                                                  Guaranteed
                                                  Minimum Death
                                                  Benefit
                                                  (EGMDB)       Without EGMDB
Mortality and expense risk charge                     1.30%         1.15%
Administrative charge                                  .10%          .10%
                                                      -----         -----
Total annual charge for each American Legacy III
 subaccount                                           1.40%         1.25%

Estimated annual expenses for the funds as of December 31, 2000.
(as a percentage of each fund's average net assets):

                                 Management     12b-1     Other        Total
                                 fees       +   fees  +   expenses =   expenses
-------------------------------------------------------------------------------
 1. Global Discovery**           .58%           .25%      .03%          .86%
-------------------------------------------------------------------------------
 2. Global Growth                .66            .25       .04           .95
-------------------------------------------------------------------------------
 3. Global Small Capitalization  .80            .25       .06          1.11
-------------------------------------------------------------------------------
 4. Growth                       .36            .25       .02           .63
-------------------------------------------------------------------------------
 5. International                .54            .25       .05           .84
-------------------------------------------------------------------------------
 6. New World                    .85            .25       .07          1.17
-------------------------------------------------------------------------------
 7. Growth-Income                .34            .25       .01           .60
-------------------------------------------------------------------------------
 8. Blue Chip Income and
 Growth**                        .50            .25       .01           .76
-------------------------------------------------------------------------------
 9. Asset Allocation             .44            .25       .01           .70
-------------------------------------------------------------------------------
10. Bond                         .48            .25       .03           .76
-------------------------------------------------------------------------------
11. High-Yield Bond              .50            .25       .02           .77
-------------------------------------------------------------------------------
12. U.S. Govt./AAA-Rated
 Securities                      .46            .25       .03           .74
-------------------------------------------------------------------------------
13. Cash Management              .45            .25       .01           .71
-------------------------------------------------------------------------------

*The VAA is divided into separately-named subaccounts. Each subaccount, in turn, invests purchase payments in shares of a class of its respective fund.

**As these funds had not commenced operations by December 31, 2000, the ex-penses are annualized estimates. These funds will not be available to you until on or about July 5, 2001.

Examples
(expenses of the subaccounts and of the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual re-turn:

                                       1 year     3 years     5 years     10 years
----------------------------------------------------------------------------------
 1. Global Discovery*                   $83        $121        $151         $260
----------------------------------------------------------------------------------
 2. Global Growth                        84         123         156          269
----------------------------------------------------------------------------------
 3. Global Small Capitalization          85         128         164          285
----------------------------------------------------------------------------------
 4. Growth                               81         114         139          236
----------------------------------------------------------------------------------
 5. International                        83         120         150          257
----------------------------------------------------------------------------------
 6. New World                            86         130         167          290
----------------------------------------------------------------------------------
 7. Growth-Income                        80         113         138          233
----------------------------------------------------------------------------------
 8. Blue Chip Income and Growth*         82         118         146          249
----------------------------------------------------------------------------------
 9. Asset Allocation                     81         116         143          243
----------------------------------------------------------------------------------
10. Bond                                 82         118         146          249
----------------------------------------------------------------------------------
11. High-Yield Bond                      82         118         146          250
----------------------------------------------------------------------------------
12. U.S. Govt./AAA-Rated Securities      82         117         145          247
----------------------------------------------------------------------------------
13. Cash Management                      81         116         143          244
----------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                       1 year     3 years     5 years     10 years
----------------------------------------------------------------------------------
 1. Global Discovery*                   $23         $71        $121         $260
----------------------------------------------------------------------------------
 2. Global Growth                        24          73         126          269
----------------------------------------------------------------------------------
 3. Global Small Capitalization          25          78         134          285
----------------------------------------------------------------------------------
 4. Growth                               21          64         109          236
----------------------------------------------------------------------------------
 5. International                        23          70         120          257
----------------------------------------------------------------------------------
 6. New World                            26          80         137          290
----------------------------------------------------------------------------------
 7. Growth-Income                        20          63         108          233
----------------------------------------------------------------------------------
 8. Blue Chip Income and Growth*         22          68         116          249
----------------------------------------------------------------------------------
 9. Asset Allocation                     21          66         113          243
----------------------------------------------------------------------------------
10. Bond                                 22          68         116          249
----------------------------------------------------------------------------------
11. High-Yield Bond                      22          68         116          250
----------------------------------------------------------------------------------
12. U.S. Govt./AAA-Rated Securities      22          67         115          247
----------------------------------------------------------------------------------
13. Cash Management                      21          66         113          244
----------------------------------------------------------------------------------

*Available on or about July 5, 2001.

The Expense Tables reflect expenses of the VAA as well as expenses of the funds. We provide these examples to help you understand the direct and indi-rect costs and expenses of the contract. The examples assume that an EGMDB is in effect. Without this benefit, expenses would be lower.

For more information, see Charges and other deductions in this Prospectus, and Management and Organization in the Prospectus for the series. Premium taxes may also apply, although they do not appear in the examples. Different fees and examples not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts and Annu-ity payouts. We also reserve the right to impose a charge on transfers between subaccounts and to and from the fixed account--currently, there is no charge. These examples should not be considered a representation of past or future ex-penses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual annuity contract be-tween you and LNY. It may provide for a fixed annuity and/or a variable annui-ty. This Prospectus describes the variable side of the contract. See The con-tracts.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under New York insurance law, and registered with the SEC as a unit in-vestment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which LNY may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction, the VAA applies your purchase payments to buy series shares in one or more of the investment funds of the series: Global Discovery, Global Growth, Global Small Capitaliza-tion, Growth, International, New World, Growth-Income, Blue Chip Income and Growth, Asset Allocation, Bond, High-Yield Bond, U.S. Government/AAA-Rated Se-curities and Cash Management. In turn, each fund holds a portfolio of securi-ties consistent with its investment policy. See Investments of the variable annuity account and Description of the series. The Global Discovery and Blue Chip Income and Growth funds will not be available until on or about July 5, 2001.

Who invests my money? The investment adviser for the series is Capital Re-search and Management Company (CRMC), Los Angeles, California. CRMC is regis-tered as an investment adviser with the SEC. See Investments of the variable annuity account and Investment adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accu-mulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annu-ity unit on payout days. See The contracts.

What charges do I pay under the contract? If you withdraw contract value, you pay a surrender charge from 0% to 6%, depending upon how many contract years those payments have been in the contract. We may waive surrender charges in certain situations. See Surrender charges.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.40% to the daily net asset value of the VAA. This charge includes 0.10% as an administrative charge and 1.30% as a mortality and expense risk charge. If the enhanced death benefit is not in ef-fect, the mortality and expense risk charge is 1.15%, for an annual charge to-taling 1.25%. See Charges and other deductions.

Currently, there is no charge for a transfer. However, we reserve the right to impose a charge in the future of up to $25 per transfer, for transfers after the first 12 within a contract year.

The series pays a management fee to CRMC based on the average daily net asset value of each fund. See Investments of the variable annuity account--Invest-ment adviser. Each fund also has a 12b-1 fee and additional operating ex-penses. These are described in the Prospectus for the series.

Charges may also be imposed during the regular income or annuity payout peri-od. See The contracts and Annuity payouts.

For information about the compensation we pay for sales of the contracts, see The contracts--Commissions.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The con-tracts--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your con-tract as a fixed option or variable option or a combination of both. See Annu-ity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfo-lios.

What happens if I die before I annuitize? Your beneficiary will receive the death benefit proceeds based upon the death benefit option you select. Your beneficiary has options as to how the death benefit is paid. In the alterna-tive, you may choose to receive a death benefit upon the death of the annui-tant. See The contract--Death benefit before the annuity commencement date. See Income4Life Solutions (IRA).

May I transfer contract value between variable options and between the fixed side of the contract? Yes, with certain limits. See The contracts--Transfers between subaccounts on or before the annuity commencement date and Transfers following the annuity commencement date. Transfers to and from the General Ac-count on or before the annuity commencement date.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See Surrenders and withdrawals. If you sur-render the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax mat-ters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the con-tract. See Return privilege.

Condensed financial information

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the American Legacy III subaccounts for the year ended December 31, 2000 comes from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.

                                                                      2000*
                                                                  --------------
                                                                  with   without
                                                                  EGMDB  EGMDB
                                                                  ------ -------
Global Growth Subaccount
 . Beginning of period unit value................................. $1.000  1.000
 . End of period unit value....................................... $0.734  0.735
 . End of period number of units (000's omitted)..................    194      8

Global Smallcap Subaccount
 . Beginning of period unit value................................. $1.000  1.000
 . End of period unit value....................................... $0.699  0.700
 . End of period number of units (000's omitted)..................     23      5

Growth Subaccount
 . Beginning of period unit value................................. $1.000  1.000
 . End of period unit value....................................... $0.967  0.968
 . End of period number of units (000's omitted)..................    717     35

International Subaccount
 . Beginning of period unit value................................. $1.000  1.000
 . End of period unit value....................................... $0.695  0.695
 . End of period number of units (000's omitted)..................    130     24

New World Subaccount
 . Beginning of period unit value................................. $1.000  1.000
 . End of period unit value....................................... $0.825  0.826
 . End of period number of units (000's omitted)..................      6      1

Growth-Income Subaccount
 . Beginning of period unit value................................. $1.000  1.000
 . End of period unit value....................................... $1.122  1.124
 . End of period number of units (000's omitted)..................    287     68

Asset Allocation Subaccount
 . Beginning of period unit value................................. $1.000  1.000
 . End of period unit value....................................... $1.086  1.087
 . End of period number of units (000's omitted)..................    171      1

Bond Subaccount
 . Beginning of period unit value................................. $1.000  1.000
 . End of period unit value....................................... $1.024  1.026
 . End of period number of units (000's omitted)..................     44      1

High-Yield Bond Subaccount
 . Beginning of period unit value................................. $1.000  1.000
 . End of period unit value....................................... $0.949  0.951
 . End of period number of units (000's omitted)..................     14      1

U.S. Government/AAA-Rated Subaccount
 . Beginning of period unit value................................. $1.000  1.000
 . End of period unit value....................................... $1.091  1.092
 . End of period number of units (000's omitted)..................     13      1

Cash Management Subaccount
 . Beginning of period unit value................................. $1.000  1.000
 . End of period unit value....................................... $1.037  1.039
 . End of period number of units (000's omitted)..................      8     61
--------------------------------------------------------------------------------

*The VAA began operations on August 1, 1989. However, the subaccounts did not begin operations until July 24, 2000, so the figures for 2000 represent experi-ence of less than one year.

The Global Discovery and Blue Chip Income and Growth subaccounts are not in the chart because they do not begin activity until 2001.

Investment results

At times, the VAA may compare its investment results to various unmanaged in-dices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total re-turns include the reinvestment of all distributions, which are reflected in changes in unit value. The annual performance of the subaccounts is based on past performance and does not indicate or represent future performance. See the SAI for further information.

Financial statements

The financial statements of the VAA and the statutory-basis financial state-ments of LNY are located in the Statement of Additional Information (SAI). If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-800-942-5500.

Lincoln Life & Annuity Company of New York

LNY is a life insurance company founded in New York on June 6, 1996. LNY is a subsidiary of Lincoln Life. Lincoln Life is one of the largest stock life in-surance companies in the United States. Lincoln Life is owned by Lincoln Na-tional Corp. (LNC). LNC & Lincoln Life are both organized under Indiana law. LNC's primary businesses are insurance and financial services.

Fixed side of the contract

Purchase payments allocated to the fixed side of the contract become part of LNY's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department.
In reliance on certain exemptions, exclusions and rules, LNY has not regis-tered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the Investment Company Act of 1940. Accordingly, neither the general ac-count nor any interests in it are regulated under the 1933 Act or the 1940 Act. LNY has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our gen-eral account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in Prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only se-lected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Purchase payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. LNY may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LNY'S SOLE DIS-CRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Variable annuity account (VAA)

On July 24, 1996, the VAA was established as an insurance company separate ac-count under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise LNY. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applica-ble annuity contracts, credited to or charged against the VAA. They are cred-ited or charged without regard to any other income, gains or losses of LNY. The VAA satisfies the definition of a separate account under the federal secu-rities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by LNY in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA invest in the same portfolios of the series as the con-tracts described in this Prospectus. These other annuity contracts may have different charges that could affect performance of a subaccount.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund of the se-ries. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The series is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment adviser

The investment adviser for the series is Capital Research and Management Com-pany (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. As com-pensation for its services to the series, the investment adviser receives a fee from the series which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under Purchase and Redemption of Shares, in the Prospectus for the series.

With respect to the series, the adviser and/or distributor, or an affiliate thereof, may compensate LNY (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on assets of the particular Series attributable to the contracts along with cer-tain other variable contracts issued or administered by LNY (or an affiliate).

Description of the series
The series was organized as a Massachusetts business trust in 1983 and is reg-istered as a diversified, open-end management investment company under the 1940 Act. Diversified means not owning too great a percentage of the securities of any one company. An open-end company is one which, in this case, permits LNY to sell its shares back to the series when you make a withdrawal, surrender the contract or transfer from one fund to another. Management investment company is the legal term for a mutual fund. These definitions are very general. The pre-cise legal definitions for these terms are contained in the 1940 Act.

The series has thirteen separate portfolios of funds. Fund assets are segre-gated and a shareholder's interest is limited to those funds in which the shareholder owns shares. The series has adopted a plan pursuant to Rule 18f-3 under the 1940 Act to permit the series to establish a multiple class distribu-tion system for all of its portfolios. The series' Board of Trustees may at any time establish additional funds or classes, which may or may not be available to the VAA.

Under the multi-class system adopted by the series, shares of each multi-class fund represent an equal pro rata interest in that fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class has a different designation; (2) each class of shares bears its class expenses; (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution ar-rangement; and (4) each class has separate voting rights on any matter submit-ted to shareholders in which the interests of one class differ from the inter-ests of any other class. Expenses currently designated as class expenses by the series' Board of Trustees under the plan pursuant to Rule 18f-3 include, for example, service fees paid under a 12b-1 plan to cover servicing fees paid to dealers selling the contracts as well as related expenses incurred by LNY.

Each fund has two classes of shares, designated as Class 1 shares and Class 2 shares. Class 1 and 2 differ primarily in that Class 2 (but not Class 1) shares are subject to a 12b-1 plan. Only Class 2 shares are available under the con-tracts.

Certain funds offered as part of this contract have similar investment objec-tives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser. There can be no assurance, and no representa-tion is made, that the investment results of any of the funds will be compara-ble to the investment results of any other portfolio managed by the adviser.

Following are brief summaries of the investment objectives and policies of the funds. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current Prospectus for the series which is included in this booklet. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

1. Global Discovery Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of companies in the services and informa-tion area of the global economy. Companies in the services and information area include, for example, those involved in the fields of telecommunica-tions, computer systems and software, the Internet, broadcasting and pub-lishing, health care, advertising, leisure, tourism, financial services, distribution and transportation. Providing you with current income is a sec-ondary consideration. Please note: Global Discovery Fund will not be made available to you until on or about July 5, 2001.

2. Global Growth Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

3. Global Small Capitalization Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tol-erate potentially wide price fluctuations.

4. Growth Fund--The fund seeks to make your investment grow by investing pri-marily in common stocks of companies that appear to offer superior opportu-nities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctu-ations.

5. International Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

6. New World Fund--The fund seeks to make your investment grow over time by in-vesting primarily in stocks of companies with significant exposure to coun-tries which have developing economies and/or markets. The fund may also in-vest in debt securities of issuers, including issuers of high-yield, high-risk bonds, in these countries.

7. Growth-Income Fund--The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or divi-dends. The fund is designed for investors seeking both capital appreciation and income.

8. Blue Chip Income and Growth Fund--The fund seeks to produce income substan-tially exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more es-tablished companies in the U.S. Please note: Blue Chip Income and Growth Fund will not be made available to you until on or about July 5, 2001.

9. Asset Allocation Fund--The fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities; bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

10. Bond Fund--The fund seeks to maximize your level of current income and pre-serve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and cap-ital preservation over the long-term.

11. High-Yield Bond Fund--The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or below by Moody's In-vestors Services, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities that provide an opportunity for capital appreciation.

12. U.S. Government/AAA-Rated Securities Fund--The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investor's Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

13. Cash Management Fund--The fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments.

Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the ap-propriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to trans-fer all or part of your investment from one subaccount to another, we may re-deem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to LNY, and may be sold to other insurance companies, for investment of the as-sets of the subaccounts established by those insurance companies to fund vari-able annuity and variable life insurance contracts.

When the series sells shares in any of its funds both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When the series sells shares in any of its funds to separate accounts of unaffiliated life insurance companies, it is said to engage in shared fund-ing.

The series currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The series' Board of Trustees will monitor for the existence of any material con-flicts, and determine what action, if any, should be taken. See the Prospectus for the series.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically re-invested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments

We reserve the right, within the law, to make additions, deletions and substi-tutions for the series and/or any funds within the series in which the VAA par-ticipates. We may also add, delete, or substitute series or funds only for cer-tain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the invest-ments of future purchase payments, or both. We may close subaccounts to alloca-tions of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be avail-able, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you ad-vance written notice.

Charges and other
deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administra-tive services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dol-lar cost averaging, cross-reinvestment, portfolio rebalancing and automatic withdrawal services--See Additional Services and the SAI for more information about these programs), maintaining records, administering annuity payouts, fur-nishing accounting and valuation services (including the calculation and moni-toring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and fur-nishing telephone and internet fund transfer services. The risks we assume in-clude: the risk that annuitants receiving annuity payouts under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death bene-fits paid under the EGMDB, will exceed the actual contract value; the risk that more owners than expected will qualify for waivers of the contingent deferred sales charge; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For exam-ple, the contingent deferred sales load collected may not fully cover all of the sales and distribution expenses actually incurred by us.

Deductions from the VAA
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.40% (1.25% for contracts without the EGMDB) of the daily net asset value. The charge consists of a 0.10% administrative charge and a 1.30% (1.15% for contracts without the EGMDB) mortality and expense risk charge.

Surrender charge
A surrender charge applies (except as described below) to surrenders and with-drawals of other purchase payments that have been invested for the periods in-dicated as follows:

                                             Number of complete contract years
                                             that a purchase payment has been
                                             invested
------------------------------------------------------------------------------
                                             Less than At least
                                             2 years   2   3   4   5   6   7+
Surrender charge as a percentage of the
 surrendered or withdrawn purchase payments  6%        5   4   3   2   1   0

A surrender charge does not apply to:

1. A surrender or withdrawal of purchase payments that have been invested at least seven full contract years.

2. The first four withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount, which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments;

3 Automatic withdrawals in total not in excess of the greater of 10% of of the contract value or 10% of the purchase payments during a contract year, made by non-trustee contractowners who are at least 59 1/2;

4. A surrender of a contract or withdrawal of contract value as a result of the permanent and total disability of the owner as described in the contract, and before the 65th birthday of the owner.

5. When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

6. A surrender of the contract as a result of the death of the contractowner, joint owner, if applicable or annuitant. However, if an annuitant is changed for any reason other than death of a prior annuitant, the surrender charge is not waived. See The Contracts -- Death benefit before annuity commencement date.

7. A surrender of a contract or withdrawal of contract value of a contract is-sued to employees of LNY (based upon the contractowner's status at the time the contract was purchased).

8. Contract value applied to calculate the benefit amount under any annuity payout option made available by LNY.

9. Periodic payments made under any annuity payout option made available by LNY.

10. Regular income payments made under anyIncome4Life Solution option.

For purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is not a Charitable Remainder Trust, LNY assumes that:

a. the free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1. from purchase payments (on a FIFO basis) until exhausted; then
  2. from earnings.

c. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1. from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  2. from earnings until exhausted; then
  3. from purchase payments (on a FIFO basis) to which a surrender charge still applies.

For purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is a Charitable Remainder Trust, LNY assumes that:

a. the free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b. Any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1. from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  2. from earnings until exhausted; then
  3. from purchase payments (on a FIFO basis) to which a surrender charge still applies.

The surrender charge is calculated separately for each contract year's pur-chase payments to which a charge applies. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Transfer charge

We reserve the right to impose a $25 charge for the 13th and each additional transfer during any contract year. Automatic dollar cost averaging and auto-matic rebalancing transfers are not included in the limit of twelve transfers.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes gen-erally depend upon the law of your state of residence. The tax ranges from zero to 3.5%. Currently there is no premium tax levied for New York residents.

Other charges and deductions

Charges may also be imposed during the regular income and annuity payout peri-od. See Income4Life Solutions (IRA) and (Non-qualified) and Annuity payouts.

There are additional deductions from and expenses paid out of the assets of the underlying series that are more fully described in the Prospectus for the series. Among these deductions and expenses are 12b-1 fees which reimburse LNY for certain expenses incurred in connection with certain administrative and distribution support services provided to the series.

Additional information
The administrative and surrender charges described previously may be reduced or eliminated for any particular contract. However, these charges will be re-duced only to the extent that we anticipate lower distribution and/or adminis-trative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an em-ployer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which re-duce distribution or administrative expenses. The exact amount of administra-tive and surrender charges applicable to a particular contract will be stated in that contract.

The contract

Purchase of contract
The contract is available in New York. If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The com-pleted application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our le-gally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for process-ing a purchase order is received, an initial purchase payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is com-plete, the initial purchase payment must be priced within two business days.

Who can invest

To apply for a contract, you must be of legal age in New York where the con-tracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner, joint owner, and annuitant cannot be older than age 89.

Purchase payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. You may change the amount and/or frequency of pur-chase payments at any time. The minimum initial purchase payment is $1,500 for nonqualified contracts; and $1,000 for qualified contracts. The minimum annual amount for additional purchase payments is $300 for nonqualified and qualified contracts. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without LNY approval. If you stop making purchase pay-ments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by the New York's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, maturity date or the payment of any death benefit, whichever comes first. LNY reserves the right to limit purchase payments made to the contract.

Valuation date

Accumulation and annuity units will be valued once daily at the close of trad-ing (normally, 4:00 p.m., New York time) on each day the New York Stock Ex-change is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund of the series, according to your instructions.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments are con-verted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valua-tion date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. Howev-er, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units
Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the VAA. The accumulation unit value for each subaccount was or will be es-tablished at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valua-tion period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Because a different daily charge is imposed for contracts with the EGMDB than for those without, each of the two types of contracts will have different corresponding accumulation unit values on any given day.

Transfers between subaccounts on or before the annuity commencement date
You may transfer all or a portion of your investment from one subaccount to an-other. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers without a charge are limited to 12 per contract year. Currently, there is no charge for a transfer. However, we reserve the right to impose a charge in the future of up to $25 per transfer, for transfers after the first 12 within a contract year. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, portfolio rebalancing, or cross-reinvestment elected on forms available from us. (See Ad-ditional services and the SAI for more information about these programs.) The minimum amount which may be transferred between subaccounts is $300 (or the en-tire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may trans-fer the total balance of the subaccount.

A transfer request may be made to our servicing office using written, telephone or electronic instructions, if the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasona-bly believe are genuine. Telephone requests will be recorded and written con-firmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your serv-ice provider's, or your agent's, can experience outages or slowdowns for a va-riety of reasons. These outages or slowdowns may delay or prevent our process-ing of your request. Although we have taken precautions to limit these problems at Lincoln, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally, 4 p.m. New York time).

When thinking about a transfer of contract value, you should consider the in-herent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts.

Transfers may be delayed as permitted by the 1940 Act.

Transfers to and from the
General Account on or before the
annuity commencement date
You may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. The minimum amount which can be transferred to the fixed side is $300 or the total amount in the subaccount, if less than $300. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side.

You may also transfer all or any part of the contract value from the fixed side of your contract to the various subaccount(s) subject to the following restric-tions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12 month period and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.

Currently, there is no charge to you for a transfer. However, we reserve the right to impose a charge in the future for any transfers to and from the Gen-eral Account.

Transfers after the annuity commencement date

If you select an Income4Life Solution option, your transfer rights and restric-tions are the same as they were on or before the annuity commencement date. If you do not select an Income4Life Solution option, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge of up to $25 per transfer. No transfers are allowed from the fixed side of the contract to the subaccounts.

Additional services

There are four additional services available to you at no extra charge under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS),
cross-rein     -
vestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Additional services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the ac-count value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit before the annuity commencement date

You may designate a beneficiary during your lifetime and change the benefi-ciary by filing a written request with our servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary. You may pre-select an annuity payout option as a method of paying the death bene-fit to a beneficiary. If you do, the beneficiary cannot change this payout op-tion.

Upon the death of the contractowner, a death benefit will be paid to the bene-ficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the an-nuitant will be treated as death of the contractowner. Death benefits are tax-able. See Federal tax matters.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alterna-tively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares) if the annuitant named on this contract has not been changed, except on death of a prior annuitant.

Notification of the election of this death benefit must be received by LNY within 75 days of the death of the annuitant. If no contractowner is living on the date of death of the annuitant, the death benefit will be available to the beneficiary. The contract terminates when any death benefit is paid due to the death of the annuitant. A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior annuitant.

The death benefit, if the EGMDB is in effect, will be equal to the greatest of: (1) the contract value as of the day on which LNY approves the payment of the claim; (2) the sum of all purchase payments less the sum of all withdraw-als, partial annuitizations and the premium taxes incurred, if any; or (3) the highest contract value which the contract attains on any policy anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) on ages up to, and including, the deceased's age 80. The highest contract value is increased by purchase payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes made, effected or incurred subsequent to the anniversary date on which the highest contract value is obtained. If the EGMDB is not in effect, the death benefit will be equal to the guarantee of principal death benefit, which is equal to the greater of contract value as of the day LNY ap-proves the payment of the claim or the sum of all purchase payments minus any withdrawals, partial annuitizations or premium taxes incurred. The guarantee of principal death benefit will terminate once you elect an Income4Life Solu-tion.

When applying for a contract, an applicant can request a contract without the EGMDB. If you do not elect the EGMDB at time of issue, the EGMDB cannot be added in the future. The EGMDB is not available under contracts issued to a contractowner, joint owner or annuitant, who is age 80 or older at the time of issuance.

After a contract is issued, the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinu-ance form and sending it to our servicing office. The benefit will be discon-tinued as of the valuation date we receive the request, and we will stop de-ducting the charge for the benefit as of that date. See Charges and other de-ductions. If you discontinue the benefit, it cannot be reinstated. The EGMDB election will terminate once you elect an Income4Life Solution.

If there are joint owners, upon the death of the first contractowner, LNY will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, LNY will pay a death benefit to the designated beneficiary(s).

Upon the death of a contractowner, joint owner or annuitant, if the surviving spouse continues the contract, any portion of the death benefit that would have been pay-able (if the contract had not been continued) that exceeds the current contract value will be credited to the contract. This provision applies only one time for each contract.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. Approval of payment will occur upon re-ceipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death of the owner; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed (including selection of a settlement option). If the benefi-ciary is a minor, court documents appointing the guardian/custodian must be submitted.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the contractowner, that beneficiary's inter-est will go to any other beneficiaries named, according to their respective interests (There are no restrictions on the beneficiary's use of the pro-ceeds.); and/or

2. If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the benefi-ciary must choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive pay-ment either in the form of a lump sum settlement or an annuity payout. Upon the death of the annuitant Federal law requires that an annuity payout be made no later than 60 days after LNY has approved the death claim.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as per-mitted by the 1940 Act.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are an exempt organization under Internal Reve-nue Code section 501(c), then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying the servicing office of the change. The new annuitant must be under age 90 as of the effective date of the change. This change may cause a loss of the death benefit on the death of the annuitant. See The con-tracts--Death benefit before the annuity commencement date. A contingent annui-tant may be named or changed by notifying the servicing office in writing.

On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Surrenders and withdrawals

Before the annuity commencement date, we will allow the surrender of the con-tract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend upon the annuity option you select. See Annuity payouts--Annuity options.

The amount available upon surrender/withdrawal is the cash surrender value (contract value less any applicable charges, fees, and taxes) at the end of the valuation period during which the written request for surrender/withdrawal is received at the servicing office. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the General Account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $300. Unless prohibited, surrender/ withdrawal payments will be mailed within seven days after we receive a valid written request at the servicing office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of con-tract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. See Charges and other deductions.

The tax consequences of a surrender/withdrawal are discussed later in this pro-spectus. See Federal tax matters.

We may terminate the contract, if withdrawals reduce your contract value below $2,000 and purchase payments have stopped for a period of 3 full years.

Income4Life Solution for IRA Contracts

The Income4Life Solution for IRA Contracts provides you variable, periodic reg-ular income payments. This option, when available in your state, is subject to a charge, computed daily, equal to an annual rate of 1.65%. This charge con-sists of an administrative charge of 0.10% and a mortality and expense risk charge of 1.55%. The charge will begin fourteen days prior to the date the ini-tial regular income payment is due based on the contractowners election.

The Income4Life Solution is only available for IRA and Roth IRA contracts (ex-cluding SEP and SARSEP markets) with a contract value of $50,000 or more and only if the annuitant is age 59 1/2 or older at the time the option is elected.
You may elect the Income4Life So     -
lution at the time of application or at any time before the annuity commence-ment date by sending a written request to our servicing office. If you make additional purchase payments, an option to start a new program under the Income4Life Solution may be provided. There is no guarantee that Income4Life Solution will be available in the future as we reserve the right to discon-tinue this option at any time.

Any prior death benefit election (i.e. EGMDB or Guarantee of Principal) will terminate once you elect the Income4Life Solution.

Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.

If an Income4Life Solution is selected, the applicable transfer provisions among sub-accounts will continue to be those specified in your annuity con-tract for transfers on or before the annuity commencement date. See The con-tracts.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts for a more detailed explanation.

Regular Income. The Income4Life Solution option provides for variable, peri-odic regular income payments during a defined period of time (the "Access Pe-riod"), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed in-vestment rate of 4%. Subsequent regular income payments will be adjusted annu-ally with the performance of the subaccounts selected. For example, if net in-vestment performance for the year is 3% higher (annualized) than 4%, the regu-lar income payment for the next year will increase by approximately 3%. Con-versely, if actual net investment performance is 3% lower than the 4%, the regular income payment will decrease by approximately 3%. Regular income pay-ments are not subject to any surrender charges. See Charges and other deduc-tions.

Access Period. During the Access Period you select, you will be able to access your Account Value through withdrawals. We will establish the minimum (cur-rently 5 years) and maximum Access Periods at the time you elect the Income4Life Solution. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regu-lar income payments will be adjusted accordingly, and the Account Value re-maining at the end of the new Access Period will be applied to continue regu-lar income payments for your life.

Account Value. The initial Account Value is the contract value at the time you elect the Income4Life Solution. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be re-duced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any an-nuitant is living, and will continue to be adjusted for investment performance of subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Peri-od. We reduce the Account Value by the amount of the withdrawal, and all sub-sequent regular income payments will be reduced proportionately. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the con-tract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Survivor Benefit. During the Access Period the survivor benefit is the Account Value. If there are joint annuitants and either annuitant dies during the Ac-cess Period, the Income4Life Solution will terminate. The surviving annuitant may start a new Income4Life Solution program. Following the Access Period, the survivor benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no survivor benefit.

Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

Reinvestment privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This elec-tion must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representa-tion must be made that the proceeds being used to make the purchase have re-tained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur follow-ing receipt of the proceeds and request for reinvestment at the servicing of-fice. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions
Commissions are paid to dealers under different commission options. The maxi-mum commission paid as a percentage of each purchase payment is 6.25%. Alter-nate commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1.00%. At times, additional sales incentives (up to an annual continuing 0.10% of contract value) may be provided to dealers maintaining certain sales volume levels. Upon annuitization, the commissions paid to dealers are a maximum of 6.00% of account annuitized and/or an annual continuing commission of up to 1.00% (or up to 1.10% for dealers maintaining certain sales volume levels) of statutory reserves. These commissions are not deducted from purchase payments or contract value; they are paid by us.

Ownership

As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax conse-quences of an assignment.

Joint ownership

The joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Contractowner questions
The obligations to purchasers under the contracts are those of LNY. Questions about your contract should be directed to us at 1-800-942-5500.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, currently not to exceed the annuitant's age 90.

The contract provides optional forms of payouts of annuities (annuity op-tions), each of which is payable on a variable basis, a fixed basis or a com-bination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semiannual or annual in-stallments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficia-ries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts con-tinue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues dur-ing the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annu-itant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants dies during the elected guaranteed period, usually 10 or 20 years, full bene-fit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, mi-nus (b) the annuity units represented by each payout to the annuitant multi-plied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing Office.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. Op-tions are only available to the extent they are consistent with the require-ments of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. A mortality and expense risk charge of 1.30% and the charge for administrative services of 0.10% will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contin-gency and therefore no mortality risk, except for the Income4Life Solution.

Variable annuity payouts

Variable annuity payouts will be determined using:

1. The contract value on the annuity commencement date less any applicable premium taxes;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, or 5% per year, as ap-plied to the applicable mortality table. You must choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by LNY. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, rela-tive to the assumed rate. If the actual net investment rate (annualized) ex-ceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the as-sumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Income4Life Solution

(Non-Qualified Annuity Contracts ONLY)

We also offer a variable annuity payout option for Non-qualified contracts. The Income4Life Solution, when available in your state, is subject to a charge, computed daily, equal to an annual rate of 1.65%. This charge consists of an administrative charge of 0.10% and a mortality and expense risk charge of 1.55%. The charge will begin fourteen days prior to the date the initial regular income payment is due based on the contractowners election.

If your contract value is at least $50,000, you may elect the Income4Life So-lution at the time of application or at any time before the annuity commence-ment date by sending a written request to our servicing office. Additional purchase payments will not be accepted after Income4Life Solution is elected. There is no guarantee that Income4Life Solution will be available in the fu-ture as we reserve the right to discontinue this option at any time.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation. De-pending on state availability, under this Income4Life Solution option you may change your assumed interest rate once a year after your regular income pay-ments begin.

Regular Income. The Income4Life Solution provides for variable, periodic regu-lar income payments during a defined period of time (the "Access Period") and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed investment rate of 4%. Other assumed investment rates may be available in your state. Each subsequent regular income payment will be adjusted up or down with the performance of the subaccounts selected. For example, if net investment per-formance for the year is 3% higher (annualized) than the assumed investment rate of 4%, the regular income payment will increase by approximately 3%. Con-versely, if actual net investment performance is 3% lower than 4%, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any surrender charges. See Federal tax matters--Taxation of an-nuity payouts.

Access Period. During the Access Period you select, you will be able to access
your Account Value (as de     -
fined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect the Income4Life Solu-tion. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. During the Access Period, and sub-ject to rules in effect at that time, you may extend or shorten the Access Pe-riod by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.

Account Value. The initial Account Value is the contract value on the Valua-tion Date the Income4Life Solution is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any an-nuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Peri-od. We reduce the Account Value by the amount of the withdrawal, and all sub-sequent regular income payments will be reduced proportionately. See Federal tax matters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the con-tract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Survivor Benefit. During the Access Period the survivor benefit is the Account Value. Following the Access Period, the survivor benefit will be the remaining guaranteed regular income payments, if any; otherwise there is no survivor benefit.

General Information

The Guarantee of Principal death benefit and the EGMDB are not available after the annuity commencement date.

The annuity commencement date must be on or before the annuitant's 90th birth-day. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days be-fore the scheduled annuity commencement date, upon written notice to the Ser-vicing Office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, vari-able or combination fixed and variable basis, in proportion to the account al-locations at the time of annuitization) except when a joint life payout is re-quired by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your beneficiary as payouts become due.

Federal tax matters

Introduction

The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your con-tract value until you receive a contract distribution. However, for this gen-eral rule to apply, certain requirements must be satisfied:

 . An individual must own the contract (or the tax law must treat the contract as owned by the individual).

 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 . Your right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by the individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax cur-rently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the con-tract's earnings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the con-tract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately di-versified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment op-tions will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract value among subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to exist-ing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is pos-sible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxable on the ex-cess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in your contract value un-til there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordi-nary income than on capital gains. You will pay tax on a surrender to the ex-tent the amount you receive extends your purchase payments. In certain circum-stances, your purchase payments are reduced by amounts received from your con-tract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annu-ity payouts end because of the annuitant's death and before the total amount of the purchase payments in the contract has been received, the amount not re-ceived generally will be deductible.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date--

 . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

 . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as withdrawal.

 . Death after the annuity commencement date--

 . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits
  which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your con-tract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include with-drawals, surrenders or annuity payouts that:

 . you receive on or after you reach age 59 1/2,

 . you receive because you became disabled (as defined in the tax law),

 . a beneficiary receives on or after your death, or

 . you receive as a series of substantially equal periodic payments for life
  (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified an-nuity contracts you own in order to determine the amount of an annuity payout, a surrender or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insur-ance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one con-tract could affect the amount of a surrender, withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount re-ceived as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the ex-tent it exceeds your purchase payments not previously received. The new own-er's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit

Your contract may have an EGMDB, for which you pay a daily charge. It is pos-sible that the tax law may treat all or a portion of the EGMDB charge as a contract withdrawal.

Loss of interest deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or enti-ties that will benefit from someone else's ownership of a contract, should consult a tax adviser.

Qualified retirement plans

We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about 1use of the contract with various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Roth IRAs

We currently do not but may, in the future, issue contracts in connection with:

 . Simplified Employee Pensions ("SEPs")

 . Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")

 . Public School system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified corporate employee pension and profit sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

 . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

 . Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans").

We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase pay-ments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensa-tion.
 . Under most qualified plans, e.g., Traditional IRAs, the annuitant must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distribu-tions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is in-cluded in income since a deduction or exclusion from income was taken for pur-chase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

The IRS has issued new proposed regulations effective January 1, 2002 concern-ing required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. Please contact your tax adviser regarding the tax ramifications.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or annuity payout:

 . received on or after the annuitant reaches age 59 1/2, . received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 . received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally ap-ply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified advisor should al-ways be consulted before you move or attempt to move funds between any quali-fied plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, H.R. 10 plans and contracts used in connection with these types of plans. (The di-rect rollover rules do not apply to distributions from IRAs or section 457 plans.) The direct rollover rules require that Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts.

Death benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the EGMDB from being pro-vided under the contracts when we issue the contract as Traditional IRAs or Roth IRAs. However, the law is unclear and it is possible that the presence of the EGMDB under a contract issued as a Traditional IRA or Roth IRA could re-sult in increased taxes to you.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or annuity payout is requested, we will give the recipient an explanation of the withholding requirements.

Tax status of Lincoln Life & Annuity Company of New York
Under existing Federal income tax laws, LNY does not pay tax on investment in-come and realized capital gains of the VAA. LNY does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal in-come taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in law
The above discussion is based on the tax code, IRS regulations and interpreta-tions existing on the date of this Prospectus. However, Congress, The IRS and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the series shares held in the VAA at meetings of the shareholders of the series. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which in-vest in classes of funds of the series. If the 1940 Act or any regulation un-der it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the series shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by ap-plying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Series shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting inter-est in a subaccount will receive proxy voting material, reports and other ma-terials relating to the series. Since the series engages in shared funding, other persons or entities besides LNY may vote series shares. See Sale of fund shares by the series.

Distribution of the contracts

American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, CA 90071, is the distributor and principal underwriter of the contracts. They will be sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with AFD and have been licensed by the New York Insurance Department to represent us. AFD is regis-tered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Association of Securities Dealers (NASD). LNY will offer contracts in New York State only.

Return privilege

Within the 10 day free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing Office at P.O. Box 2348, 1300 South Clinton Street, Fort Wayne, In-diana, 46801. A contract canceled under this provision will be void. With re-spect to the fixed portion of a contract and the VAA, we will return the con-tract value as of the date of receipt of the cancellation, plus any premium taxes which had been deducted. No contingent deferred sales charge will be as-sessed. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

State regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance.

Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are re-sponsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Mar-ket Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing of-fice, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administration services necessary for the operation of the VAA and the con-tracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligations of LNY under the contracts.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further informa-tion about the VAA, LNY and the contracts offered. Statements in this Prospec-tus about the content of contracts and other legal instruments are summaries. For the com-plete text of those contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our adver-tisements. Companies that belong to IMSA subscribe to a set of ethical stan-dards covering the various aspects of sales and services for individually sold life insurance and annuities.

Legal proceedings. LNY may be involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business.

Statement of additional information table of contents for Separate Account H

Item
-------------------------------------------
General information and history of LNY  B-2
-------------------------------------------
Special terms                           B-2
-------------------------------------------
Services                                B-2
-------------------------------------------
Principal underwriter                   B-2
-------------------------------------------
Purchase of securities being offered    B-2

For a free copy of the SAI please see page one of this booklet.

Item
---------------------------------------
Calculation of investment results   B-2
---------------------------------------
Annuity payouts                     B-6
---------------------------------------
Advertising and sales literature    B-7
---------------------------------------
Additional services                 B-8
---------------------------------------
Other information                  B-10
---------------------------------------
Financial statements               B-10

The American Legacy III

Lincoln Life & Annuity VariableAnnuity Account H (Registrant)

Lincoln Life & Annuity Company of New York (Depositor)

Statement of Additional Information (SAI)

This Statement of Additional Information should be read in conjunction with the American Legacy III Prospectus of Lincoln Life & Annuity Variable Annuity Ac-count H dated May 1, 2001.
You may obtain a copy of the American Legacy III Prospectus on request and without charge.
Please write Lincoln Life & Annuity Company of New York, P.O. Box 2348, Fort Wayne, Indiana 46801 or call 1-800-942-5500.

Table of Contents

Item                                  Page
------------------------------------------
General information and history
of LNY                                B-2
------------------------------------------
Special terms                         B-2
------------------------------------------
Services                              B-2
------------------------------------------
Principal underwriter                 B-2
------------------------------------------
Purchase of securities being offered  B-2
------------------------------------------

Item                               Page

Calculation of investment results   B-2

Annuity payouts                     B-6

Advertising and sales literature    B-7

Additional services                 B-8

Other information                  B-10

Financial statements               B-10





This SAI is not a Prospectus.

The date of this SAI is May 1, 2001.

General information and
history of Lincoln Life & Annuity Company of New York ("LNY")

LNY is a life insurance company founded in New York on June 6, 1996. LNY is a subsidiary of Lincoln Life. Lincoln Life is one of the largest stock life in-surance companies in the United States. Lincoln Life is owned by Lincoln Na-tional Corp. (LNC). LNC and Lincoln Life are organized under Indiana law. LNC's primary businesses are insurance and financial services.

Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the New York Stock Exchange is cur-rently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays oc-curs on a weekend day, the Exchange may also be closed on the business day oc-curring just before or just after the holiday.

Services

Independent auditors

The financial statements of the variable annuity account (VAA) and the statu-tory-basis financial statements of LNY appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by LNY or by third parties responsible to LNY. We have entered into an agreement with the Delaware Management Compa-ny, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by LNY for this service. Administrative services necessary for the operation of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligations of Lincoln Life under the contracts.

Principal underwriter

LNY has contracted with American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, California 90071, a licensed broker-dealer, to dis-tribute the contracts through certain legally authorized sales persons and or-ganizations (brokers). AFD and its brokers are compensated under a standard compensation schedule.

Purchase of securities being offered

The contracts are offered to the public through certain securities broker/dealers who have entered into selling agreements with AFD and whose personnel are legally authorized to sell annuity products. Although there are no special purchase plans for any class of prospective buyers, the contingent deferred sales charge normally assessed upon surrender or withdrawal of con-tract value will be waived for officers, directors or bona fide full time em-ployees of LNC, The Capital Group, Inc., their affiliated or managed compa-nies, and certain other persons. See Charges and other deductions in the Pro-spectus.

Both before and after the annuity commencement date, there are exchange privi-leges between subaccounts, and from the VAA to the General Account subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Calculation of investment results

The paragraphs set forth below represent performance information for the VAA and the subaccounts calculated in several different ways.

The seven-day yield is determined by calculating the change in unit value for the base period (the 7-day period ended December 31.); then dividing this fig-ure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the contractowner's account, and excludes any realized gains and losses from the sale of securities.

Standard investment results:
Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average an-nual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                 P(1+T)n = ERV

Where:P = a hypothetical initial purchase payment of $1,000
    T = average annual total return for the period in question
    N = number of years

    ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period there-of)

    The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (includ-ing any surrender charges) are deducted at the end of the period in ques-tion; and (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that a Fund became available in the VAA. Because standard per-formance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after a Fund became available in the VAA.

Standard performance data:

for period ending December 31, 2000

No figures are provided at this time since no fund has been available in any of the subaccounts of the VAA for at least one year.

Non-standard investment results:

The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a Fund became available in the VAA will be calculated based on (1) the performance of the Fund adjusted for Contract charges (ie: mortality and expense risk fees, any applicable administrative charges, and the management and other expenses of the fund) and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the Fund. It may or may not reflect charges for any Riders (ie: EGMDB) that were in effect during the time periods shown. This performance is referred to as non-standardized performance data. Such re-sults may be computed on a cumulative and/or annualized basis. We may provide illustrations of income payments and values during the annuity payout period, based on historical or hypothetical rates of return that are not guaranteed. We may also report non-standard performance assuming you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (which-ever is less). This non-standard performance may be shown as a graph illus-trating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for Contract charges. This information represents past performance and does not indicate or repre-sent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative re-turn.
Non-Standard Performance Data (adjusted for contract expense charges):

Period Ending December 31, 2000

                                                1-      3-    5-    10-   Since
                                        YTD     year    year  year  year  Inception
                                        With    With    With  With  With  With
                                        EGMDB   EGMDB   EGMDB EGMDB EGMDB EGMDB
-----------------------------------------------------------------------------------
Global Growth Subaccount                (20.0)% (20.0)% 19.3% N/A   N/A   17.8%
(commenced activity 4/30/97)
Global Small Capitalization Subaccount  (17.7)  (17.7)  N/A   N/A   N/A   18.5
(commenced activity 4/30/98)
Growth Subaccount                         3.0     3.0   28.7  24.9% 20.5% 17.1
(as if commenced activity 2/8/84)
International Subaccount                (23.2)  (23.2)  16.7  14.5  12.0  10.6
(as if commenced activity 5/1/90)
New World Subaccount                    (14.0)  (14.0)  N/A   N/A   N/A    0.7
(as if commenced activity 6/17/99)
Growth-Income Subaccount                  6.5     6.5   10.8  14.5  14.0  13.5
(as if commenced activity 2/8/84)
Asset Allocation Subaccount               2.9     2.9    6.5  10.3  11.0   9.5
(as if commenced activity 8/1/89)
High-Yield Bond Subaccount               (4.7)   (4.7)  (0.6)  3.8   7.7   9.0
(as if commenced activity 2/8/84)
Bond Subaccount                           3.5     3.5    2.4  N/A   N/A    3.9
(as if commenced activity 1/2/96)
U.S. Gov't./AAA Subaccount                9.9     9.9    4.6   4.4   5.7   6.1
(as if commenced activity 12/1/85)
Cash Management Subaccount                4.3     4.3    3.6   3.5   3.0   4.1
(as if commenced activity 2/8/84)

The performance figures shown reflect the cost of the EGMDB.

Non-Standard Performance Data (adjusted for contract expense charges):

Period Ending December 31, 2000

                                        YTD     1-year  3-year 5-year 10-year Since
                                        With    With    With   With   With    Inception
                                        I4L     I4L     I4L    I4L    I4L     With I4L
---------------------------------------------------------------------------------------
Global Growth Subaccount                (20.2)% (20.2)% 19.01% N/A    N/A     17.5%
(commenced activity 4/30/97)
Global Small Capitalization Subaccount  (18.0)  (18.0)   N/A   N/A    N/A     18.2
(commenced activity 4/30/98)
Growth Subaccount                         2.8     2.8    28.4  24.6%  20.2%   16.8
(as if commenced activity 2/8/84)
International Subaccount                (23.4)  (23.4)   16.4  14.3   11.7    10.3
(as if commenced activity 5/1/90)
New World Subaccount                    (14.2)  (14.2)   N/A   N/A    N/A      0.4
(as if commenced activity 6/17/99)
Growth-Income Subaccount                  6.2     6.2    10.5  14.2   13.7    13.2
(as if commenced activity 2/8/84)
Asset Allocation Subaccount               2.7     2.7     6.3  10.0   10.7     9.2
(as if commenced activity 8/1/89)
High-Yield Bond Subaccount               (5.0)   (5.0)   (0.9)  3.6    7.4     8.7
(as if commenced activity 2/8/84)
Bond Subaccount                           3.3     3.3     2.2  N/A    N/A      3.7
(as if commenced activity 1/2/96)
U.S. Gov't./AAA Subaccount                9.6     9.6     4.3   4.1    5.5     5.9
(as if commenced activity 12/1/85)
Cash Management Subaccount                4.0     4.0     3.3   3.3    2.7     3.9
(as if commenced activity 2/8/84)

The performance figures shown reflect the cost of the Income4Life Solution.

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, LNY makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each pe-riod thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the con-tract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity pay-out will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4% per annum. The first annuity payout is determined by multiplying the bene-fit per $1,000 of value shown in the contract tables by the number of thou-sands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The 4% interest rate stated above is the mea-suring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds 4%, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

LNY will use sex distinct annuity tables in the contracts, except for those contracts associated with employer sponsored plans and where prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appro-priate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at an arbi-trary dollar amount. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

(a) The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

(b) A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Income4Life Solution for Non-qualified contracts

Regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date 14 days prior to the initial regu-lar income date, less any applicable premium taxes, and each regular income payment date thereafter; (2) the annuity factor for the Income4Life Solution selected; and (3) the investment results of the fixed and/or variable sub- ac-counts selected.

Income4Life Solution annuity factors are based, when applicable, on the 1983 Table "A" Individual Annuity Mortality Table, modified, with an assumed in-vestment return of at the rate of either 3%, 4%, 5% or 6% per annum.

The initial regular income payment is determined by dividing the contract value as of the valuation date 14 days prior to the initial regular income payment date, less any premium taxes, by 1000 and multiplying this result by the Income4Life Solution annuity factor for the option selected.

The annuity factors vary according to the Income4Life Solution option select-ed, the length of the liquidity period and the age and gender of the annuitant as of the date the initial regular income payment is calculated. The assumed interest rate is the measuring point for subsequent regular income payment. Each subsequent regular income payment will fluctuate, regardless of whether the account value is invested in fixed or variable subaccounts.

If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable sub-accounts, exceeds the assumed rate, the regu-lar income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

During the liquidity period each subsequent regular income payment is deter-mined by dividing the account value as of the valuation date 14 days prior to the regular income payment due date by 1000 and multiplying this result by the annuity factor adjusted for the remaining annuity period. At the end of the li-quidity period, the periodic regular income payment will purchase annuity units at the then current annuity unit value.

Subsequent regular income payments made after the liquidity period will be cal-culated using annuity units as described in the Variable annuity payouts sec-tion above.

Income4Life Solution for IRA contracts

Regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of the year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity fac-tor for the Income4Life Solution option selected; and (3) the investment re-sults of the fixed and/or variable sub-accounts selected.

Income4Life Solution annuity factors are based, when applicable, on the 1983 Table "A" Individual Annuity Mortality Table, modified, with an assumed invest-ment return of at the rate of either 3%, 4%, 5% or 6% per annum.

The initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1000 and multiplying this result by the Income4Life Solution annuity factor for the option selected.

The annuity factor will vary according to the Income4Life Solution option se-lected, the length of the liquidity period and the age and gender of the annui-tant as of the date the initial regular income payment is calculated. The as-sumed interest rate is the measuring point for subsequent regular income pay-ment. Regular income payments will be adjusted at the beginning of each calen-dar year during the liquidity period, regardless of whether the account value is invested in fixed or variable sub-accounts. After the liquidity period each subsequent regular income payment will be adjusted.

If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable sub-accounts, exceeds the assumed rate, the regu-lar income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

During the liquidity period, the first regular income payment made in the cal-endar year will be determined by dividing the account value as of December 31 of the year prior to the regular income payment by 1000 and multiplying this result by the annuity factor adjusted for the remaining annuity period. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year.

At the end of the liquidity period, the periodic regular income payment will purchase annuity units at the then current annuity unit value.

Subsequent regular income payments made after the liquidity period will be cal-culated using annuity units as described in the Variable annuity payouts sec-tion above. This will result in the regular income payment then fluctuating with each subsequent regular income payment.

Proof of age, sex and survival
LNY may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Advertising and sales
literature

As set forth in the Prospectus, LNY may refer to the following organizations (and others) in its marketing materials:

A.M. Best's Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The pro-cedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which LNY intends to refer.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It mea-sures performance of equity securities in Europe, Australia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diver-sification representing over 1,000 companies across 20 different countries.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, includ-ing reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gra-dation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive sta-tistical and analytical coverage of open-end and closed-end funds and variable annuities.

Standard & Poor's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

Vards (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable con-tracts.

Standard & Poor's 500 Index -- A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to re-flect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial adviso-ry, securities rating, and publishing firm.

NASDAQ-OTC Price Index -- this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value- weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) -- price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and pub-lished by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

In its advertisements and other sales literature for the VAA and the series funds, LNY intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her con-tract.

Internet. An electronic communications network which may be used to provide in-formation regarding LNY, performance of the subaccounts and advertisement lit-erature.

Additional services

Dollar-Cost Averaging. (DCA) -- You may systematically transfer on a monthly basis, amounts from certain subaccounts, or the fixed side of your contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by com-pleting an election form available from us. The minimum amount to be dollar-cost averaged is $10,000. DCA transfers can take place over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the annuity commencement date; (2) the value of the amount be-ing DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. Currently, there is no charge for this service. However, we reserve the right to impose one. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. If the DCA program is in effect, you may not participate in the Automatic Withdrawal Service, cross-reinvestment service, or portfolio rebalancing.

Automatic Withdrawal Service. (AWS) -- AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time be-fore the annuity commencement date by sending a written request to our servic-ing office. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to our servicing office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the re-quirements of the program, any withdrawal must be permitted by Section 401(a)(9) of the code for qualified plans or permitted under Section 72 for non-qualified contracts. To the extent that withdrawals under AWS do not qual-ify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges. Currently, there is no charge for this service. However, we re-serve the right to impose one. We reserve the right to discontinue this serv-ice at any time. If the AWS program is in effect, you may not participate in the DCA program, cross-reinvestment service, or portfolio rebalancing.

Cross-reinvestment service -- Under this option, account value in a designated variable subaccount or the fixed side of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) or the fixed side of the contract at specific intervals. You may elect to participate in cross-reinvestment at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authoriza-tion to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000 and the minimum amount transferred is $50.00. Currently, there is no charge for this service. However, we reserve the right to impose one. A trans-fer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. We reserve the right to discontinue this service at any time. This program is not available if you are utilizing an automatic deposit feature. Also you may not use the DCA program, the AWS or portfolio rebalancing, if you are using this cross-reinvestment service.

Portfolio rebalancing -- Portfolio Rebalancing is an option which, if elected by the contractowner, restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount (e.g., 20% Money Market, 50% Growth, 30% International). This predetermined level will be the allocation initially selected when the contract was purchased, unless subse-quently changed. The portfolio rebalancing allocation may be changed at any time by submitting a request to our servicing office.

If the portfolio rebalancing is elected, all purchase payments allocated to the variable accounts subaccounts must be subject to portfolio rebalancing.

Portfolio rebalancing may take place on either a monthly, quarterly, semi-an-nual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers ex-ecuted outside of the portfolio rebalancing option will terminate the portfo-lio rebalancing option. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing option. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing option or re-enroll at any time by writing our servicing office. If telephone authorization has been elected, the contractowner may make these elections by phone.

The portfolio rebalancing program is not available following the annuity com-mencement date. Currently, there is no charge for this service. However, we reserve the right to impose one. This program is not available if you are utilizing the DCA program, AWS, or cross-reinvestment service.

Lincoln Financial Group

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Fi-nancial Group has consolidated assets of nearly $100 billion and annual con-solidated revenues of over $6.8 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment manage-ment and financial planning and advisory services.

LNY's customers. Sales literature for the VAA and the series' funds may refer to the number of employers and the number of individual annuity clients which LNY serves. As of the date of this SAI, LNY was serving over

282 employer contracts and more than 133,000 individuals.

LNY's assets, size. LNY may discuss its general financial condition (see, for example, the reference to A.M. Best Company, above); it may refer to its as-sets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2000 LNY had statutory admitted assets of over $2 billion.

Other Information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to re-place shares of any fund with another investment, that fund may have to liqui-date securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial Statements

Financial statements of the VAA and the statutory-basis financial statements of LNY appear on the following pages.

Lincoln Life and Annuity Company Variable Annuity Account H

Statement of assets and liability

December 31, 2000

                                                          AFIS
                                                          Asset      AFIS
                                                          Allocation Bond
                                                          Class II   Class II
                                               Combined   Subaccount Subaccount
-------------------------------------------------------------------------------
Assets
 Investments at Market--Unaffiliated (Cost
  $1,836,253)                                  $1,802,493  $193,642  $52,562
---------------------------------------------- ----------  --------  -------
Total Assets                                    1,802,493   193,642   52,562
Liability--Payable to Lincoln Life & Annuity
 Company of New York                                  207        22        6
---------------------------------------------- ----------  --------  -------
NET ASSETS                                     $1,802,286  $193,620  $52,556
---------------------------------------------- ==========  ========  =======
Percent of net assets                             100.00%    10.74%    2.92%
---------------------------------------------- ==========  ========  =======
Net assets are represented by:
 Legacy III without guaranteed minimum death
  benefit:
 . Units in accumulation period                               1,000    1,000
 . Unit value                                              $  1.087  $ 1.026
                                                           --------  -------
 . Value in accumulation period                               1,087    1.026
 Legacy III with guaranteed minimum death
  benefit:
 . Units in accumulation period                             171,358   44,319
 . Unit value                                              $  1.086  $ 1.024
                                                           --------  -------
 . Value in accumulation period                             186,221   45,426
 Legacy III C-Share without guaranteed minimum
  death benefit (Annuity Reserves):
 . Annuity reserves units                                     2,000    2,000
 . Unit value                                              $  1.053  $ 1.018
                                                           --------  -------
 . Annuity reserves                                           2,105    2,036
 Legacy III C-Share without guaranteed minimum
  death benefit:
 . Units in accumulation period                               2,000    2,000
 . Unit value                                              $  1.052  $ 1.017
                                                           --------  -------
 . Value in accumulation period                               2,104    2,034
 Legacy III C-Share with guaranteed minimum
  death benefit:
 . Units in accumulation period                               2,000    2,000
 . Unit value                                              $  1.052  $ 1.017
                                                           --------  -------
 . Value in accumulation period                               2,103    2,034
                                                           --------  -------
NET ASSETS                                                 $193,620  $52,556
----------------------------------------------             ========  =======



See accompanying notes.

                                      AFIS
                                      U.S.
            AFIS       AFIS           Government/            AFIS       AFIS
AFIS Cash   Global     Global Small   AAA-Rated   AFIS       Growth-    High-Yield AFIS          AFIS
Management  Growth     Capitalization Securities  Growth     Income     Bond       International New World
Class II    Class II   Class II       Class II    Class II   Class II   Class II   Class II      Class II
Subaccount  Subaccount Subaccount     Subaccount  Subaccount Subaccount Subaccount Subaccount    Subaccount
-----------------------------------------------------------------------------------------------------------
$77,727     $152,566   $24,229        $21,616     $732,916   $404,677   $19,549    $111,962      $11,047
-------     --------   -------        -------     --------   --------   -------    --------      -------
 77,727      152,566    24,229         21,616      732,916    404,677    19,549     111,962       11,047
      8           18         3              3           85         46         2          13            1
-------     --------   -------        -------     --------   --------   -------    --------      -------
$77,719     $152,548   $24,226        $21,613     $732,831   $404,631   $19,547    $111,949      $11,046
=======     ========   =======        =======     ========   ========   =======    ========      =======
  4.31%        8.46%     1.34%          1.20%       40.67%     22.46%     1.08%       6.21%        0.61%
=======     ========   =======        =======     ========   ========   =======    ========      =======
 60,688        7,662     4,503          1,000       34,757     68,244     1,000      24,068        1,000
$ 1.039     $  0.735   $ 0.700        $ 1.092     $  0.968   $  1.124   $ 0.951    $  0.695      $ 0.826
-------     --------   -------        -------     --------   --------   -------    --------      -------
 63,050        5,629     3,152          1,092       33,641     76,676       951      16,738          826
  8,210      193,686    22,998         12,926      717,483    286,537    13,528     130,244        5,873
$ 1.037     $  0.734   $ 0.699        $ 1.091     $  0.967   $  1.122   $ 0.949    $  0.695      $ 0.825
-------     --------   -------        -------     --------   --------   -------    --------      -------
  8,556      142,155    16,127         14,152      693,803    321,691    12,896      90,513        4,894
  2,000        2,000     2,000          2,000        2,000      2,000     2,000       2,000        2,000
$ 1.019     $  0.795   $ 0.825        $ 1.062     $  0.898   $  1.045   $ 0.951    $  0.783      $ 0.888
-------     --------   -------        -------     --------   --------   -------    --------      -------
  2,039        1,589     1,650          2,124        1,797      2,089     1,901       1,567        1,776
  2,000        2,000     2,000          2,000        2,000      2,000     2,000       2,000        2,000
$ 1.019     $  0.794   $ 0.824        $ 1.062     $  0.898   $  1.044   $ 0.950    $  0.783      $ 0.888
-------     --------   -------        -------     --------   --------   -------    --------      -------
  2,037        1,588     1,649          2,123        1,795      2,088     1,900       1,566        1,775
  2,000        2,000     2,000          2,000        2,000      2,000     2,000       2,000        2,000
$ 1.018     $  0.794   $ 0.824        $ 1.061     $  0.897   $  1.044   $ 0.950    $  0.782      $ 0.887
-------     --------   -------        -------     --------   --------   -------    --------      -------
  2,037        1,587     1,648          2,122        1,795      2,087     1,899       1,565        1,775
-------     --------   -------        -------     --------   --------   -------    --------      -------
$77,719     $152,548   $24,226        $21,613     $732,831   $404,631   $19,547    $111,949      $11,046
=======     ========   =======        =======     ========   ========   =======    ========      =======

Lincoln Life and Annuity Company Variable Annuity Account H

Statement of operations

Period from June 1, 2000 (inception) to December 31, 2000

                                                          AFIS Asset
                                                          Allocation AFIS Bond
                                                          Class II   Class II
                                                Combined  Subaccount Subaccount
-------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income             $    244    $    9     $  13
 . Dividends from net realized gains on
   investments                                       360        --        --
 . Mortality and expense guarantees:
 Legacy III without guaranteed minimum death
  benefit                                           (450)      (12)      (10)
 Legacy III with guaranteed minimum death
  benefit                                         (2,617)     (182)      (77)
 Legacy III C-Share without guaranteed minimum
  death benefit (Annuity Reserves):                 (145)      (14)      (14)
 Legacy III C-Share without guaranteed minimum
  death benefit:                                    (151)      (14)      (14)
 Legacy III C-Share with guaranteed minimum
  death benefit:                                    (131)      (13)      (12)
----------------------------------------------  --------    ------     -----
NET INVESTMENT INCOME (LOSS)                      (2,890)     (226)     (114)
----------------------------------------------
Net Realized and Unrealized Gain (Loss) on
 Investments:
 . Net realized gain (loss) on investments           505         1         7
 . Net change in unrealized appreciation or
   depreciation on investments                   (33,760)    5,190       808
----------------------------------------------  --------    ------     -----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                                     (33,255)    5,191       815
----------------------------------------------  --------    ------     -----
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      $(36,145)   $4,965     $ 701
----------------------------------------------  ========    ======     =====

See accompanying notes.

                                            AFIS U.S.
                  AFIS       AFIS Global    Government/AAA-            AFIS
                  Global     Small          Rated           AFIS       Growth-    AFIS High- AFIS          AFIS New
AFIS Cash         Growth     Capitalization Securities      Growth     Income     Yield Bond International World
Management Class  Class II   Class II       Class II        Class II   Class II   Class II   Class II      Class II
II Subaccount     Subaccount Subaccount     Subaccount      Subaccount Subaccount Subaccount Subaccount    Subaccount
------------------------------------------------------------------------------------------------------------------

$        11       $      5      $     4          $ 11        $     --   $     4     $  19       $     2     $   166
         --             17           31            --              13        31        --            29         239
        (60)           (15)         (12)          (11)            (75)     (196)      (10)          (39)        (10)
        (99)          (309)         (41)          (18)         (1,287)     (453)      (31)         (102)        (18)
        (14)           (12)         (13)          (14)            (13)      (14)      (13)          (12)        (12)
        (14)           (13)         (13)          (15)            (14)      (14)      (14)          (13)        (13)
        (12)           (11)         (11)          (13)            (12)      (13)      (12)          (11)        (11)
-----------        --------     -------          ----        --------   -------     -----       -------     -------
       (188)          (338)         (55)          (60)         (1,388)     (655)      (61)         (146)        341
        527             (5)          --            --             (27)        2        --            --          --
        262        (10,280)      (2,985)          587         (33,389)   13,423      (371)       (5,542)     (1,463)
-----------        --------     -------          ----        --------   -------     -----       -------     -------
        789        (10,285)      (2,985)          587         (33,416)   13,425      (371)       (5,542)     (1,463)
-----------        --------     -------          ----        --------   -------     -----       -------     -------
$       601       $(10,623)     $(3,040)         $527        $(34,804)  $12,770     $(432)      $(5,688)    $(1,122)
===========       ========      =======          ====        ========   =======     =====       =======     =======

Lincoln Life and Annuity Company Variable Annuity Account H

Statement of changes in net assets

Period from June 1, 2000 (inception) to December 31, 2000

                                                        AFIS
                                                        Asset      AFIS
                                                        Allocation Bond
                                                        Class II   Class II
                                            Combined    Subaccount Subaccount
-----------------------------------------------------------------------------
Changes From Operations:
 . Net investment income (loss)             $   (2,890)  $   (226)  $  (114)
 . Net realized gain (loss) on investments         505          1         7
 . Net change in unrealized appreciation or
   depreciation on investments                 (33,760)     5,190       808
------------------------------------------- ----------   --------   -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                     (36,145)     4,965       701
Change From Unit Transactions:
 Accumulation Units:
 . Contract purchases                        2,270,577    186,655    50,438
 . Terminated contracts and transfers to
   annuity reserves                           (454,146)        --      (583)
------------------------------------------- ----------   --------   -------
                                             1,816,431    186,655    49,855
 Annuity Reserves:
 . Transfer from accumulation units and
   between subaccounts                          22,000      2,000     2,000
 . Annuity payments                                 --         --        --
 . Receipt (reimbursement) of mortality
   guarantee adjustment                             --         --        --
------------------------------------------- ----------   --------   -------
                                                22,000      2,000     2,000
NET INCREASE IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                           1,838,431    188,655    51,855
------------------------------------------- ----------   --------   -------
TOTAL INCREASE IN NET ASSETS                 1,802,286    193,620    52,556
------------------------------------------- ----------   --------   -------
NET ASSETS AT DECEMBER 31, 2000             $1,802,286   $193,620   $52,556
------------------------------------------- ==========   ========   =======




See accompanying notes.

                                        AFIS
                         AFIS           U.S.
 AFIS         AFIS       Global         Government/            AFIS                                AFIS
 Cash         Global     Small          AAA-Rated   AFIS       Growth-    AFIS High- AFIS          New
 Management   Growth     Capitalization Securities  Growth     Income     Yield Bond International World
 Class II     Class II   Class II       Class II    Class II   Class II   Class II   Class II      Class II
 Subaccount   Subaccount Subaccount     Subaccount  Subaccount Subaccount Subaccount Subaccount    Subaccount
------------------------------------------------------------------------------------------------------------
 $    (188)    $   (338)    $   (55)      $   (60)   $ (1,388)  $   (655)  $   (61)    $   (146)    $   341
       527           (5)         --            --         (27)         2        --           --          --
       262      (10,280)     (2,985)          587     (33,389)    13,423      (371)      (5,542)     (1,463)
 ---------     --------     -------       -------    --------   --------   -------     --------     -------
       601      (10,623)     (3,040)          527     (34,804)    12,770      (432)      (5,688)     (1,122)
   478,365      161,173      25,266        19,086     765,635    440,175    17,979      115,637      10,168
  (403,247)          (2)         --            --          --    (50,314)       --           --          --
 ---------     --------     -------       -------    --------   --------   -------     --------     -------
    75,118      161,171      25,266        19,086     765,635    389,861    17,979      115,637      10,168
     2,000        2,000       2,000         2,000       2,000      2,000     2,000        2,000       2,000
        --           --          --            --          --         --        --           --          --
        --           --          --            --          --         --        --           --          --
 ---------     --------     -------       -------    --------   --------   -------     --------     -------
     2,000        2,000       2,000         2,000       2,000      2,000     2,000        2,000       2,000
    77,118      163,171      27,266        21,086     767,635    391,861    19,979      117,637      12,168
 ---------     --------     -------       -------    --------   --------   -------     --------     -------
    77,719      152,548      24,226        21,613     732,831    404,631    19,547      111,949      11,046
 ---------     --------     -------       -------    --------   --------   -------     --------     -------
 $  77,719     $152,548     $24,226       $21,613    $732,831   $404,631   $19,547     $111,949     $11,046
 =========     ========     =======       =======    ========   ========   =======     ========     =======

Lincoln Life and Annuity Company Variable Annuity Account H

Notes to financial statements

1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life and Annuity Company Variable Annuity Account H (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of two products, each offering a guaranteed minimum death benefit (GMDB) rider option. The available contracts are as follows:

 . Legacy III
 . Legacy III C-Share

Legacy III and Legacy III C-Share contracts became available to clients of the Company on June 1, 2000.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The Variable Account invests in the American Funds Insurance Series (AFIS) which consists of the following mutual funds (Funds):

AFIS Asset Allocation Class II Fund
AFIS Bond Class II Fund
AFIS Cash Management Class II Fund
AFIS Global Growth Class II Fund
AFIS Global Small Capitalization Class II Fund
AFIS U.S. Government/AAA-Rated Securities Class II Fund
AFIS Growth Class II Fund
AFIS Growth-Income Class II Fund
AFIS High-Yield Bond Class II Fund
AFIS International Class II Fund
AFIS New World Class II Fund

AFIS is registered as an open-ended management investment company. Investment in the Funds are stated at the closing net asset value per share on December 31, 2000, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 4%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 4%.

Lincoln Life and Annuity Company Variable Annuity Account H

2. Mortality and expense guarantees and other transactions with affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows for the two contract types and the corresponding rider options within the Variable Account:

 . Legacy III at a daily rate of .0034247% (1.25% on an annual basis)
 . Legacy III with GMDB rider at a daily rate of .0038356% (1.40% on an annual basis)
 . Legacy III C-Share (Annuity Reserves) at a daily rate of .0039726% (1.45% on an annual basis)
 . Legacy III C-Share at a daily rate of .0042466% (1.55% on an annual basis)
 . Legacy III C-Share with GMDB rider at a daily rate of .0045205% (1.65% on an annual basis)

In addition, no amounts were retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2000 for the Legacy II, Legacy III products, Legacy III Plus and Legacy III C-Share.

The Company is responsible for all sales and general and administrative expenses applicable to the Variable Account.

Lincoln Life and Annuity Company Variable Annuity Account H

3. Net Assets
The following is a summary of net assets owned at December 31, 2000.

                                                        AFIS Asset
                                                        Allocation AFIS Bond
                                                        Class II   Class II
                                            Combined    Subaccount Subaccount
-----------------------------------------------------------------------------
Unit Transactions:
 Accumulation units                         $1,816,431   $186,655   $49,855
 Annuity reserves                               22,000      2,000     2,000
                                            ----------   --------   -------
                                             1,838,431    188,655    51,855
Accumulated net investment income (loss)        (2,890)      (226)     (114)
Accumulated net realized gain (loss) on
 investments                                       505          1         7
Net unrealized appreciation (depreciation)
 on investments                                (33,760)     5,190       808
------------------------------------------  ----------   --------   -------
                                            $1,802,286   $193,620   $52,556
                                            ==========   ========   =======

                                      AFIS
                                      U.S.
            AFIS       AFIS           Government/            AFIS
AFIS Cash   Global     Global Small   AAA-Rated   AFIS       Growth-    AFIS High- AFIS          AFIS
Management  Growth     Capitalization Securities  Growth     Income     Yield Bond International New World
Class II    Class II   Class II       Class II    Class II   Class II   Class II   Class II      Class II
Subaccount  Subaccount Subaccount     Subaccount  Subaccount Subaccount Subaccount Subaccount    Subaccount
-----------------------------------------------------------------------------------------------------------
 $75,118     $161,171     $25,266       $19,086    $765,635   $389,861   $17,979     $115,637     $10,168
   2,000        2,000       2,000         2,000       2,000      2,000     2,000        2,000       2,000
 -------     --------     -------       -------    --------   --------   -------     --------     -------
  77,118      163,171      27,266        21,086     767,635    391,861    19,979      117,637      12,168
    (188)        (338)        (55)          (60)     (1,388)      (655)      (61)        (146)        341
     527           (5)         --            --         (27)         2        --           --          --
     262      (10,280)     (2,985)          587     (33,389)    13,423      (371)      (5,542)     (1,463)
 -------     --------     -------       -------    --------   --------   -------     --------     -------
 $77,719     $152,548     $24,226       $21,613    $732,831   $404,631   $19,547     $111,949     $11,046
 =======     ========     =======       =======    ========   ========   =======     ========     =======

Lincoln Life and Annuity Company Variable Annuity Account H

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2000.

                                                         Aggregate  Aggregate
                                                         Cost of    Proceeds
                                                         Purchases  from Sales
------------------------------------------------------------------------------
AFIS Asset Allocation Class II Fund                      $  188,528  $     77
AFIS Bond Class II Fund                                      52,354       607
AFIS Cash Management Class II Fund                          480,309   403,371
AFIS Global Growth Class II Fund                            162,943        92
AFIS Global Small Capitalization Class II Fund               27,214        --
AFIS U.S. Government/AAA-Rated Securities Class II Fund      21,029        --
AFIS Growth Class II Fund                                   767,063       731
AFIS Growth-Income Class II Fund                            391,540       288
AFIS High-Yield Bond Class II Fund                           19,920        --
AFIS International Class II Fund                            117,504        --
AFIS New World Class II Fund                                 12,510        --
-------------------------------------------------------  ----------  --------
                                                         $2,240,914  $405,166
                                                         ==========  ========

5. Investments
The following is a summary of investments owned at December 31, 2000.

                                                 Net
                                     Shares      Asset  Value of   Cost of
                                     Outstanding Value  Shares     Shares
-----------------------------------------------------------------------------
AFIS Asset Allocation Class II Fund  12,357      $15.67 $  193,642 $  188,452
AFIS Bond Class II Fund               5,173       10.16     52,562     51,754
AFIS Cash Management Class II Fund    6,689       11.62     77,727     77,465
AFIS Global Growth Class II Fund      8,865       17.21    152,566    162,846
AFIS Global Small Capitalization
 Class II Fund                        1,701       14.24     24,229     27,214
AFIS U.S. Government/AAA-Rated
 Securities Class II Fund             1,847       11.70     21,616     21,029
AFIS Growth Class II Fund            10,000       73.29    732,916    766,305
AFIS Growth-Income Class II Fund     11,519       35.13    404,677    391,254
AFIS High-Yield Bond Class II Fund    1,600       12.22     19,549     19,920
AFIS International Class II Fund      5,454       20.53    111,962    117,504
AFIS New World Class II Fund          1,123        9.84     11,047     12,510
-----------------------------------                     ---------- ----------
                                                        $1,802,493 $1,836,253
                                                        ========== ==========

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors of Lincoln Life and Annuity Company of New York and
Contract Owners of Lincoln Life and Annuity Company Variable Annuity Account H

We have audited the accompanying statement of assets and liability of Lincoln Life and Annuity Company Variable Annuity Account H ("Variable Account") (comprised of the AFIS Asset Allocation Class II, AFIS Bond Class II, AFIS Cash Management Class II, AFIS Global Growth Class II, AFIS Global Small Capitalization Class II, AFIS U.S. Government/AAA-Rated Securities Class II, AFIS Growth Class II, AFIS Growth-Income Class II, AFIS High-Yield Bond Class II, AFIS International Class II and AFIS New World Class II subaccounts), as of December 31, 2000, and the related statements of operations and changes in net assets for the period from June 1, 2000 (inception), to December 31, 2000. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life and Annuity Company Variable Annuity Account H at December 31, 2000, the results of their operations and changes in their net assets for period from June 1, 2000 (inception), to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2001

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              2000             1999
                                                              --------------   --------------
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds                                                         $1,535,863,727   $1,482,592,831
------------------------------------------------------------
Unaffiliated common stocks                                                --          161,005
------------------------------------------------------------
Mortgage loans on real estate                                    185,143,131      197,425,386
------------------------------------------------------------
Policy loans                                                     178,943,976      177,437,149
------------------------------------------------------------
Cash and short-term investments                                   46,690,257       29,467,267
------------------------------------------------------------
Other invested assets                                                329,026          223,126
------------------------------------------------------------
Receivable for securities                                                 --        1,313,866
------------------------------------------------------------  --------------   --------------
Total cash and invested assets                                 1,946,970,117    1,888,620,630
------------------------------------------------------------
Premiums and fees in course of collection                          6,842,032        6,578,363
------------------------------------------------------------
Accrued investment income                                         30,071,679       29,296,814
------------------------------------------------------------
Other admitted assets                                              4,803,174       38,442,338
------------------------------------------------------------
Separate account assets                                          329,781,374      328,767,871
------------------------------------------------------------  --------------   --------------
Total admitted assets                                         $2,318,468,376   $2,291,706,016
------------------------------------------------------------  ==============   ==============

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $  873,952,295   $  853,572,463
------------------------------------------------------------
Other policyholder funds                                         897,562,593      951,347,964
------------------------------------------------------------
Other liabilities                                                 50,144,923       25,045,378
------------------------------------------------------------
Asset valuation reserve                                           10,400,107        7,884,503
------------------------------------------------------------
Interest maintenance reserve                                              --          956,570
------------------------------------------------------------
Net transfers due from separate accounts                         (11,992,077)      (8,262,299)
------------------------------------------------------------
Separate account liabilities                                     329,781,374      328,767,871
------------------------------------------------------------  --------------   --------------
Total liabilities                                              2,149,849,215    2,159,312,450
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $100 par value:
  Authorized, issued and outstanding shares -- 20,000
  (owned by The Lincoln National Life Insurance Company)           2,000,000        2,000,000
------------------------------------------------------------
Paid-in surplus                                                  384,128,481      384,128,481
------------------------------------------------------------
Unassigned surplus -- deficit                                   (217,509,320)    (253,734,915)
------------------------------------------------------------  --------------   --------------
Total capital and surplus                                        168,619,161      132,393,566
------------------------------------------------------------  --------------   --------------
Total liabilities and capital and surplus                     $2,318,468,376   $2,291,706,016
------------------------------------------------------------  ==============   ==============

See accompanying notes.                                                      S-1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000           1999           1998
                                                              ------------   ------------   --------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $244,426,295   $172,708,594   $1,291,566,984
------------------------------------------------------------
Net investment income                                          132,082,842    132,213,228      105,083,579
------------------------------------------------------------
Surrender and administrative charges                             2,475,660      2,401,973        2,834,073
------------------------------------------------------------
Mortality and expense charges on deposit funds                   4,872,577      2,937,632        1,980,728
------------------------------------------------------------
Amortization of interest maintenance reserve                        46,790        925,547          579,137
------------------------------------------------------------
Other revenues                                                   5,951,027      2,127,634          536,698
------------------------------------------------------------  ------------   ------------   --------------
Total revenues                                                 389,855,191    313,314,608    1,402,581,199
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                               261,564,959    207,985,159    1,320,787,190
------------------------------------------------------------
Commissions                                                     13,942,948     17,665,459      274,529,390
------------------------------------------------------------
Underwriting, insurance and other expenses                      34,611,310     32,297,064       28,064,172
------------------------------------------------------------
Net transfers to separate accounts                              25,113,242     28,255,807       33,875,951
------------------------------------------------------------  ------------   ------------   --------------
Total benefits and expenses                                    335,232,459    286,203,489    1,657,256,703
------------------------------------------------------------  ------------   ------------   --------------
Gain (loss) from operations before dividends to
policyholders, federal income taxes (benefit) and net
realized loss on investments                                    54,622,732     27,111,119     (254,675,504)
------------------------------------------------------------
Dividends to policyholders                                       5,784,285      5,624,728        3,375,629
------------------------------------------------------------  ------------   ------------   --------------
Gain (loss) from operations before federal income taxes
(benefit) and net realized loss on investments                  48,838,447     21,486,391     (258,051,133)
------------------------------------------------------------
Federal income taxes (benefit)                                     792,834       (427,033)      (4,561,826)
------------------------------------------------------------  ------------   ------------   --------------
Gain (loss) from operations before net realized loss on
investments                                                     48,045,613     21,913,424     (253,489,307)
------------------------------------------------------------
Net realized loss on investments                                (2,233,251)    (2,012,331)        (721,449)
------------------------------------------------------------  ------------   ------------   --------------
Net income (loss)                                             $ 45,812,362   $ 19,901,093   $ (254,210,756)
------------------------------------------------------------  ============   ============   ==============

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                                        UNASSIGNED            TOTAL
                                                COMMON             PAID-IN              SURPLUS--             CAPITAL AND
                                                STOCK              SURPLUS              DEFICIT               SURPLUS
                                                ----------------   ------------------   -------------------   -------------------
BALANCES AT JANUARY 1, 1998                     $      2,000,000   $      227,407,481   $       (16,555,254)  $       212,852,227
----------------------------------------------
Surplus paid-in                                               --          156,721,000                    --           156,721,000
----------------------------------------------
Net loss                                                      --                   --          (254,210,756)         (254,210,756)
----------------------------------------------
Increase in unrealized capital losses                         --                   --              (178,648)             (178,648)
----------------------------------------------
Decrease in nonadmitted assets                                --                   --               241,698               241,698
----------------------------------------------
Increase in asset valuation reserve                           --                   --            (3,024,183)           (3,024,183)
----------------------------------------------
Increase in liability for reinsurance in
unauthorized companies                                        --                   --              (682,060)             (682,060)
----------------------------------------------  ----------------   ------------------   -------------------   -------------------
BALANCES AT DECEMBER 31, 1998                          2,000,000          384,128,481          (274,409,203)          111,719,278
----------------------------------------------

Add (deduct):
Net income                                                    --                   --            19,901,093            19,901,093
----------------------------------------------
Increase in unrealized capital losses                         --                   --              (939,080)             (939,080)
----------------------------------------------
Decrease in nonadmitted assets                                --                   --               187,322               187,322
----------------------------------------------
Increase in asset valuation reserve                           --                   --            (2,509,909)           (2,509,909)
----------------------------------------------
Increase in liability for reinsurance in
unauthorized companies                                        --                   --              (605,340)             (605,340)
----------------------------------------------
Gain on reinsurance transaction                               --                   --             4,640,202             4,640,202
----------------------------------------------  ----------------   ------------------   -------------------   -------------------
BALANCES AT DECEMBER 31, 1999                          2,000,000          384,128,481          (253,734,915)          132,393,566
----------------------------------------------

Add (deduct):
Net income                                                    --                   --            45,812,362            45,812,362
----------------------------------------------
Increase in unrealized capital losses                         --                   --              (215,965)             (215,965)
----------------------------------------------
Increase in nonadmitted assets                                --                   --            (5,544,963)           (5,544,963)
----------------------------------------------
Increase in asset valuation reserve                           --                   --            (2,515,605)           (2,515,605)
----------------------------------------------
Decrease in liability for reinsurance in
unauthorized companies                                        --                   --               822,580               822,580
----------------------------------------------
Change in valuation basis for deposit fund
liabilities and accident and health reserves                  --                   --            (1,574,037)           (1,574,037)
----------------------------------------------
Amortization of gain on 1999 reinsurance
transaction                                                   --                   --              (558,779)             (558,779)
----------------------------------------------  ----------------   ------------------   -------------------   -------------------
BALANCES AT DECEMBER 31, 2000                   $      2,000,000   $      384,128,481   $      (217,509,322)  $       168,619,159
----------------------------------------------  ================   ==================   ===================   ===================

See accompanying notes.                                                      S-3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000            1999            1998
                                                              -------------   -------------   ---------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 244,312,744   $ 172,535,360   $ 1,284,669,810
------------------------------------------------------------
Investment income received                                      134,872,591     138,850,106        96,331,551
------------------------------------------------------------
Benefits paid                                                  (301,454,632)   (204,263,171)      (83,399,329)
------------------------------------------------------------
Underwriting, insurance and other expenses paid                 (76,441,777)    (96,041,640)     (351,272,500)
------------------------------------------------------------
Federal income taxes recovered (paid)                               464,893        (656,134)        1,703,193
------------------------------------------------------------
Dividends to policyholders                                       (5,848,391)     (5,921,665)        2,651,237
------------------------------------------------------------
Change in other liabilities                                      48,015,638     (38,369,356)               --
------------------------------------------------------------
Other income received and expenses paid, net                     26,265,843       1,653,592        39,064,672
------------------------------------------------------------  -------------   -------------   ---------------
Net cash provided by (used in) operating activities              70,186,909     (32,212,908)      989,748,634
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      202,673,308     294,554,595       249,409,117
------------------------------------------------------------
Purchase of investments                                        (254,130,400)   (369,356,711)   (1,280,892,696)
------------------------------------------------------------
Net increase in policy loans                                     (1,506,827)     (7,064,582)     (131,317,640)
------------------------------------------------------------  -------------   -------------   ---------------
Net cash used in investing activities                           (52,963,919)    (81,866,698)   (1,162,801,219)
------------------------------------------------------------

FINANCING AND MISCELLANEOUS ACTIVITIES
Capital and surplus paid-in                                              --              --       156,721,000
------------------------------------------------------------
Other                                                                    --              --        (3,895,136)
------------------------------------------------------------  -------------   -------------   ---------------
Net cash provided by financing activities                                --              --       152,825,864
------------------------------------------------------------  -------------   -------------   ---------------

Net increase (decrease) in cash and short-term investments       17,222,990    (114,079,606)      (20,226,721)
------------------------------------------------------------
Total cash and short-term investments at beginning of year       29,467,267     143,546,873       163,773,594
------------------------------------------------------------  -------------   -------------   ---------------
Total cash and short-term investments at end of year          $  46,690,257   $  29,467,267   $   143,546,873
------------------------------------------------------------  =============   =============   ===============

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

--------------------------------------------------------------------------------

ORGANIZATION
Lincoln Life & Annuity Company of New York (the "Company") is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly owned subsidiary of Lincoln National Corporation ("LNC"). In 1996, the Company was organized under the laws of the state of New York as a life insurance company and received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the state of New York.

The Company's principal business consists of underwriting annuities, deposit-type contracts and life insurance sold through multiple distribution channels. The Company conducts business only in the state of New York.

USE OF ESTIMATES
The nature of the insurance business requires management to make estimates and assumptions that affect amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from these estimates.

BASIS OF PRESENTATION
The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department, which practices differ from accounting principles generally accepted in the United States ("GAAP").

For periods prior to January 1, 2001, effective "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the National Association of Insurance Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other National Association of Insurance Commissions ("NAIC") publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within in a state and may change in the future.

The NAIC revised the ACCOUNTING PRACTICES AND PROCEDURES MANUAL in a process referred to as Codification. The revised manual became effective on January 1, 2001. New York adopted the provisions of the revised manual subject to certain modifications. The most significant modification affecting the Company is that New York did not adopt the provisions of Codification requiring companies to record deferred tax assets and liabilities. The revised manual will result in other changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements for periods subsequent to December 31, 2000. The cumulative effect of changes in accounting principles adopted to conform to the revised ACCOUNTING PRACTICES AND PROCEDURES MANUAL will be reported in 2001 financial statements as an adjustment to surplus as of January 1, 2001. Management believes the impact of these changes, upon adoption, will not result in a significant reduction in the Company's statutory-basis capital and surplus.

Existing statutory accounting practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS
Bonds are reported at cost or amortized cost or fair value based on their NAIC rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of bonds and mortgage loans attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than a reduction to unassigned surplus. Under GAAP, realized capital gains and losses are reported in net income; on a pre-tax basis, in the period in which the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortized of deferred acquisition costs and investment expenses, using the specific identification method. Under GAAP, writedowns are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

POLICY ACQUISITION COSTS
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

NONADMITTED ASSETS
Certain assets designated as "nonadmitted," principally furniture and equipment, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS AND DEPOSITS
Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues;

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

BENEFITS RESERVES
Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of operations; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values. For traditional life and disability income products, benefits and expenses are recognized when incurred in a manner consistent with the related premium recognition policies.

REINSURANCE
Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

DEFERRED INCOME TAXES
Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

POLICYHOLDER DIVIDENDS
Policyholder dividends are recognized when declared rather than over the term of the related policies.

STATEMENTS OF CASH FLOWS
Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of the Company's capital and surplus and net income (loss) determined on a statutory basis with amounts determined in accordance with GAAP is as follows:

                                                              CAPITAL AND SURPLUS   NET INCOME (LOSS)
                                                              -----------------------------------------------------
                                                              DECEMBER 31           YEAR ENDED DECEMBER 31
                                                              2000       1999       2000       1999       1998
                                                              -----------------------------------------------------
                                                              (IN THOUSANDS)        (IN THOUSANDS)
                                                              -----------------------------------------------------
Amounts reported on a statutory-basis.......................  $168,619   $132,394   $ 45,812   $ 19,901   $(254,211)
GAAP adjustments:
  Unrealized loss on investments............................   (22,619)   (74,971)        --         --          --
  Interest maintenance reserve..............................        --        957     (3,206)       458        (579)
  Net realized gain (loss) on investments...................    (1,502)    (1,951)       347     (6,348)      3,050
  Asset valuation reserve...................................    10,400      7,885         --         --          --
  Policy and contract reserves..............................   (78,945)   (72,302)    (7,676)    25,985     271,293
  Present value of future profits, deferred policy
    acquisition costs and goodwill..........................   329,068    369,032    (15,195)    (6,639)      6,091
  Policyholders' share of earnings and surplus on
    participating business..................................    (8,297)    (9,325)     1,028      1,071        (100)
  Deferred income taxes.....................................    31,006     17,505     (7,814)   (12,159)    (12,696)
  Nonadmitted assets........................................     5,660      1,685         --         --          --
  Other, net................................................      (959)     2,555      3,871     (2,096)        (82)
                                                              --------   --------   --------   --------   ---------
Net increase (decrease).....................................   263,812    241,070    (28,645)       272     266,977
                                                              --------   --------   --------   --------   ---------
Amounts on a GAAP basis.....................................  $432,431   $373,464   $ 17,167   $ 20,173   $  12,766
                                                              ========   ========   ========   ========   =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) Other significant accounting practices are as follows:

INVESTMENTS
Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

Short-term investments include investments with maturities of less than one year at the date of acquisition.

Policy loans are reported at unpaid principal balances.

Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments.

Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common stocks are credited or charged directly in unassigned surplus.

PREMIUMS
Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Life insurance and individual annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

BENEFIT RESERVES
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance inforce, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

The tabular interest, tabular less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

Liabilities related to policyholders' funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

CLAIMS AND CLAIM ADJUSTMENT EXPENSES
Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

REINSURANCE CEDED AND ASSUMED
Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

PENSION BENEFITS
Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of variable annuity and universal life contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits and mortality charges on variable universal life contracts are included in income and from mortality and expense charges on deposit funds. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from mortality and expense charges on deposit funds.

RECLASSIFICATIONS
Certain amounts reported in the 2000 Annual Statement of the Company have been reclassified in the accompanying financial statements; however, such reclassifications had no effect on unassigned surplus-deficit or on net income.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. INVESTMENTS

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                           COST OR          GROSS         GROSS
                                                           AMORTIZED        UNREALIZED    UNREALIZED     FAIR
                                                           COST             GAINS         LOSSES         VALUE
                                                           ------------------------------------------------------------
At December 31, 2000:
  Corporate..............................................  $1,258,043,165   $12,258,931   $(40,298,957)  $1,230,003,139
  U.S. government........................................      26,082,036     1,353,121        (76,345)      27,358,812
  Foreign government.....................................      17,090,948       468,702       (865,569)      16,694,081
  Mortgage-backed........................................     231,565,609     4,478,734     (1,460,720)     234,583,623
  State and municipal....................................       3,081,969        21,205             --        3,103,174
                                                           --------------   -----------   ------------   --------------
                                                           $1,535,863,727   $18,580,693   $(42,701,591)  $1,511,742,829
                                                           ==============   ===========   ============   ==============

At December 31, 1999:
  Corporate..............................................  $1,214,312,519   $   908,731   $(65,599,479)  $1,149,621,771
  U.S. government........................................      25,736,299        11,711     (1,900,750)      23,847,260
  Foreign government.....................................      17,602,777       362,624     (1,070,496)      16,894,905
  Mortgage-backed........................................     221,570,519         2,732     (9,530,799)     212,042,452
  State and municipal....................................       3,370,717            --       (105,915)       3,264,802
                                                           --------------   -----------   ------------   --------------
                                                           $1,482,592,831   $ 1,285,798   $(78,207,439)  $1,405,671,190
                                                           ==============   ===========   ============   ==============

The carrying amount of bonds in the balance sheet at December 31, 2000 and 1999 reflects adjustments of $1,333,693 and $1,123,693, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC designating certain investments in or near default.

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 2000, by contractual maturity, is as follows:

                          COST OR
                          AMORTIZED        FAIR
                          COST             VALUE
                          -------------------------------
Maturity:
  In 2001...............  $   55,774,634   $   55,637,893
  In 2002-2005..........     411,016,874      406,609,876
  In 2006-2010..........     429,344,203      419,664,778
  After 2010............     408,162,407      395,246,659
  Mortgage-backed
    securities..........     231,565,609      234,583,623
                          --------------   --------------
Total...................  $1,535,863,727   $1,511,742,829
                          ==============   ==============

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Proceeds from sales of investments in bonds during 2000, 1999 and 1998, were $50,802,571, $253,876,450 and $203,748,028, respectively. Gross gains during
2000, 1999 and 1998, of $385,946, $842,229 and $3,612,434, respectively, and gross losses of $3,048,848, $6,968,975 and $1,529,149, respectively, were realized on those sales.

At December 31, 2000 and 1999, investments in bonds, with an admitted asset value of $500,024 and $500,078, respectively, were on deposit with the Department to satisfy regulatory requirements.

During 2000, the minimum and maximum lending rates for mortgage loans were 7.83% and 9.33%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 2000, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. INVESTMENTS (CONTINUED)
The major categories of net investment income are as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000           1999           1998
                                                              ------------------------------------------
Income:
  Bonds.....................................................  $105,825,033   $106,590,150   $ 78,205,686
  Mortgage loans on real estate.............................    14,035,856     13,522,104     14,304,385
  Policy loans..............................................    10,614,785     11,018,423      7,981,377
  Cash, short-term and other investments....................     3,006,508      2,391,977      5,893,453
                                                              ------------   ------------   ------------
Total investment income.....................................   133,482,182    133,522,654    106,384,901

Investment expenses.........................................     1,399,340      1,309,426      1,301,322
                                                              ------------   ------------   ------------
Net investment income.......................................  $132,082,842   $132,213,228   $105,083,579
                                                              ============   ============   ============

Net realized capital losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000                1999                1998
                                                              --------------------------------------------------
Net realized capital gains (losses).........................  $(5,392,925)        $(4,743,577)        $3,538,335
Less amount transferred to IMR (net of related taxes
  (credits) of ($1,701,363), ($1,706,485) and $1,634,708, in
  2000, 1999 and 1998, respectively)........................   (3,159,674)         (3,169,187)         3,035,887
                                                              -----------         -----------         ----------
                                                               (2,233,251)         (1,574,390)           502,448
Less federal income taxes on realized gains.................           --             437,941          1,223,897
                                                              -----------         -----------         ----------
Net realized capital losses after transfer to IMR and
  taxes.....................................................  $(2,233,251)        $(2,012,331)        $ (721,449)
                                                              ===========         ===========         ==========

3. FEDERAL INCOME TAXES

The Company's federal income tax return is not consolidated with any other entities. The effective federal income tax rate in the accompanying statements of operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, other pass through tax attributes from investments, differences in ceding commissions, policy acquisition costs, and policy and contract liabilities in the tax return versus the financial statements.

In 1998, a federal income tax net operating loss of $80,156,000 was incurred. The Company utilized $9,162,000 of the net operating loss to recover taxes paid in prior years. In 1999, $11,612,000 of net operating loss was utilized to offset 1999 taxable income and in 2000 $29,343,000 of net operating loss was utilized to offset 2000 taxable income. The remaining portion of the net operating loss at December 31, 2000, of $30,039,000 will be available for use to offset taxable income in future years. The net operating loss carryforward expires in 2013.

No federal income tax payments were made in 1999 or 1998. The Company received a refund of $3,196,000 in 1999 as a result of the utilization of the net operating loss. The Company paid alternative minimum tax payments of $900,000 in 2000.

4. REINSURANCE

The Company cedes insurance to other companies, including certain affiliates. A portion of risks exceeding the Company's retention limit is reinsured with Lincoln Life. The Company limits its maximum coverage that it retains on an individual to $500,000. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

On January 2, 1998, the Company and Lincoln Life entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). The Company paid $149,621,452 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $149,714,239 in 1998, which is included in the Statements of Operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $779,551,235 that became the Company's obligation. The Company also received assets, measured on a historical, statutory basis, equal to the liabilities.

In 1999, the Company received $5,800,000 from CIGNA as a result of the final settlement of the statutory-basis values of assets and liabilities for the reinsured business. The $5,800,000 is included in the Statements of Operations line item "Other revenues."

Subsequent to the CIGNA transaction, the Company and Lincoln Life announced that they had reached an agreement

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4. REINSURANCE (CONTINUED)
to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

On November 1, 1999, the Company and Lincoln Life reached an agreement to retrocede virtually 100% of the disability income business assumed from CIGNA. A gain on the transaction of $4,640,202 was recorded directly in unassigned surplus and is being recognized in statutory earnings over the life of the business with $558,779 recognized in income in 2000.

On October 1, 1998, the Company entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $143,721,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $135,374,141 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $463,007,132 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

Subsequent to the Aetna transaction, the Company and Lincoln Life announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000, of which $11,900,000 was received by the Company. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

The balance sheet caption, "Future policy benefits and claims" has been reduced for insurance ceded by $87,748,000 and $97,457,160 at December 31, 2000 and 1999, respectively. The balance sheet caption, "Other policyholder funds" has been reduced for insurance ceded by $1,645,109 and $2,290,826 at December 31, 2000 and 1999, respectively.

The caption "Premiums and deposits" in the statements of operations includes $122,293,714 and $140,394,771 of insurance assumed and $26,954,922 and
$44,245,573 of insurance ceded in 2000 and 1999, respectively.

The caption "Benefits and settlement expenses" in the statements of operations is net of reinsurance recoveries of $16,717,361 and $71,763,962 for 2000 and 1999, respectively.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $464,800 and $1,287,400 at December 31, 2000 and 1999,
respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At
December 31, 2000, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

5. LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES

At December 31, 2000 and 1999, the Company had $408,060,280 and $1,149,964,000,
respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard of valuation set by the state of New York. Reserves to cover the above insurance totaled $4,736,882 and $5,893,549 at December 31, 2000 and 1999, respectively.

At December 31, 2000, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                   AMOUNT           PERCENT
                                   ------------------------
Subject to discretionary
  withdrawal with adjustment:
  With market value adjustment...  $  295,582,214     24.2%
  At book value, less surrender
    charge.......................      70,318,938      5.8
  At market value................     312,909,427     25.7

Subject to discretionary
  withdrawal without adjustment
  at book value with minimal or
  no charge or adjustment........     495,666,249     40.7
Not subject to discretionary
  withdrawal.....................      44,538,694      3.6
                                   --------------    -----
Total annuity reserves and
  deposit fund liabilities,
  before reinsurance.............   1,219,015,522    100.0%
                                                     =====
Less reinsurance.................       2,076,789
                                   --------------
Net annuity reserves and deposit
  fund liabilities, including
  separate accounts..............  $1,216,938,733
                                   ==============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5. LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES (CONTINUED)
Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                              DECEMBER 31
                              2000           1999
                              ---------------------------
Premium deposit funds.......  $866,537,763   $920,665,883
Undistributed earnings on
  participating business....    30,993,957     30,544,045
Other.......................        30,873        138,036
                              ------------   ------------
                              $897,562,593   $951,347,964
                              ============   ============

6. CAPITAL AND SURPLUS

The Company received additional paid-in surplus from Lincoln Life of $156,721,000 in October 1998.

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2000, the Company exceeds the RBC requirements.

The payment of dividends by the Company requires 30 day advance notice to the Department.

7. EMPLOYEE BENEFIT PLANS

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis Statements of Operations or financial position for any of the periods shown.

LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments on the option issuance anniversary in the four years following the grant anniversary date. A "reload option" feature was added in 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

As of December 31, 2000, there were 37,034 shares of LNC common stock subject to options granted to Company employees under the stock option incentive plans of which 17,169 were exercisable on that date. The exercise prices of the outstanding options range from $21.32 to $50.83. In 1999 and 1998, 3,740 and 137 options were exercised, respectively and in 1999, 2,400 options were forfeited. No options were exercised or forfeited during 2000 and no options were forfeited in 1998.

8. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

VULNERABILITY FROM CONCENTRATIONS
At December 31, 2000, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

At December 31, 2000, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

MARKETING AND COMPLIANCE MATTERS
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageious to the policyholder. The Company's

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

8. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

CONTINGENCY MATTERS
The Company is occasionally involved in various pending or threatened legal proceedings arising from the conduct of business. These proceedings are routine in the ordinary course of business. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these proceedings will not have a material adverse effect on the financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes. The Company has accrued for expected assessments net of estimated future premium tax deductions.

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

BONDS AND COMMON STOCK
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of common stocks are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE
The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market prices; or 3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using U.S. treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

CASH AND SHORT-TERM INVESTMENTS
The carrying value of cash and short-term investments approximates their fair value.

INVESTMENT-TYPE INSURANCE CONTRACTS
The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment-type insurance contracts (i.e., deposit contracts). The fair values for the deposit contracts are based on their approximate surrender values.

The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of 'investment-type insurance contracts' are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SEPARATE ACCOUNTS
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                              DECEMBER 31
                                                              -------------------------------------------------
                                                              2000                      1999
                                                              -----------------------   -----------------------
                                                              CARRYING                  CARRYING
ASSETS (LIABILITIES)                                          VALUE        FAIR VALUE   VALUE        FAIR VALUE
---------------------------------------------------------------------------------------------------------------
                                                              (IN THOUSANDS)
                                                              -------------------------------------------------
Bonds.......................................................  $1,535,863   $1,511,743   $1,482,593   $1,405,671
Unaffiliated common stocks..................................          --           --          161          161
Mortgage loans on real estate...............................     185,143      183,394      197,425      189,179
Policy loans................................................     178,944      190,615      177,437      190,667
Cash and short-term investments.............................      46,690       46,690       29,467       29,467
Other invested assets.......................................         329          329          223          223
Investment-type insurance contracts.........................    (876,379)    (824,960)    (951,348)    (910,752)
Separate account assets.....................................     329,781      329,781      328,768      328,768
Separate account liabilities................................    (329,781)    (329,781)    (328,768)    (328,768)

10. TRANSACTIONS WITH AFFILIATES

The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $22,986,332, $22,675,891 and $18,504,450 in 2000, 1999 and 1998, respectively.
The Company has also entered into an agreement with Lincoln Life to provide certain processing services. Fees received from Lincoln Life for such services were $2,439,100, $1,359,279 and $273,952 in 2000, 1999 and 1998, respectively.

The Company has an investment management agreement with an affiliate, Lincoln Investment Management, Inc., for investment advisory and asset management services. Fees paid for such investment services were $1,388,223, $1,309,426 and $1,501,592 in 2000, 1999 and 1998, respectively.

The Company cedes business to two affiliated companies, Lincoln Life and Lincoln National Reassurance Company. The caption "Premiums and deposits" in the accompanying statements of operations has been reduced by $4,783,310 and $6,269,272 for premiums paid on these contracts in 2000 and 1999, respectively. The caption "Future policy benefits and claims" has been reduced by $2,475,583 and $2,323,435 related to reserve credits taken on these contracts as of December 31, 2000 and 1999, respectively.

11. SEPARATE ACCOUNTS

Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds are carried at fair value. None of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums, deposits and other considerations amounted to $61,642,139, $109,574,216 and $73,993,993 in 2000, 1999 and 1998, respectively.
Reserves for separate accounts with assets at fair value were $317,471,859 and $320,413,080 at December 31, 2000 and 1999, respectively. All reserves are subject to discretionary withdrawal at market value.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. SEPARATE ACCOUNTS (CONTINUED)
A reconciliation of transfers to separate accounts is as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000          1999              1998
                                                              --------------------------------------------
Transfers as reported in the Summary of Operations of
various separate accounts:
  Transfers to separate accounts............................  $ 61,642,139  $109,574,216      $ 73,993,993
  Transfers from separate accounts..........................   (36,528,897)  (81,318,409)      (40,118,042)
                                                              ------------  ------------      ------------
Net transfer to separate accounts as reported in the
Statement of Operations.....................................  $ 25,113,242  $ 28,255,807      $ 33,875,951
                                                              ============  ============      ============

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (a wholly owned subsidiary of The Lincoln National Life Insurance Company) as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the Untied States, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2000 and 1999, the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 30, 2001

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

                      REGISTRATION STATEMENT ON FORM N-4

                          PART C - OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

  (a) List of Financial Statements

      1. Part A The Table of Condensed Financial Information is included in Part A of this Registration Statement.

      2. Part B The following financial statements for the Variable Account are included in Part B of this Registration Statement:

         Statement of Assets and Liability -- December 31, 2000
         Statement of Operations -- For the period from June 1, 2000 (inception)
           to December 31, 2000
         Statements of Changes in Net Assets -- For the period from June 1,
           2000 (inception) to December 31, 2000
         Notes to Financial Statements -- December 31, 2000
         Report of Ernst & Young LLP, Independent Auditors

      3. Part B The following statutory-basis financial statements of The Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

Balance Sheets--Statutory-Basis--December 31, 2000 and 1999

Statements of Operations--Statutory-Basis--Years ended December 31, 2000, 1999 and 1998

Statements of Changes in Capital and Surplus--Statutory-Basis--Years ended December 31, 2000, 1999 and 1998.

Statements of Cash Flows--Statutory-Basis--Years ended December 31, 2000, 1999, and 1998.


Notes to Statutory-Basis Financial Statements--December 31, 2000
Report of Ernst & Young LLP, Independent Auditors

Item 24.                          (Continued)

                (b)  List of Exhibits

(1) Resolutions of the Board of Directors and memorandum authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on October 16, 1997.

(2)    None.

(3)(a) Underwriting Agreement

(3)(b) Form of Selling Group Agreement incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on October 12, 1999.

(4) Variable Annuity Contract incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on May 17, 2000.

(4)(a) Form of Amendment No. 1 (I4L-NQ) to Variable Annuity contract

(4)(b) Form of Amendment No. 2 (I4L-Q) to Variable Annuity contract

(5)    Application

(6) Articles of Incorporation and Bylaws of Lincoln Life & Annuity Company of New York are incorporated herein by reference to Registration Statement on Form N-4 (333-10863) filed on 8/27/96.

(7)    Not applicable.

(8)(a) Form of Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and LNY incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on October 12, 1999.

(8)(b) Fund Participation Agreement

(8)(c) Amended and Restated Service Agreement between The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on October 12, 1999.

(9) Opinion and consent of Robert O. Sheppard, Counsel of Lincoln Life & Annuity Company of New York as to legality of securities being issued incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on October 12, 1999.

(10)   Consent of Ernst & Young LLP, Independent Auditors

(11)   Not applicable.

(12)   Not applicable.

(13) Schedule for Computation for Performance Quotations incorporated herein by reference to Registration Statement on Form N-4 (333-38007) filed on October 12, 1999.

(14)   Not applicable.

(15)   Other Exhibits:
                (a)  Organizational Chart of the Lincoln National Insurance
                      Holding Company System
                (b)  Books and Records Report


The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to the Lincoln Life & Annuity Variable Annuity Account H as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Item 25.

                                          Positions and Officers with Lincoln Life &
Name                                             Annuity Company of New York
----                                      ------------------------------------------

Lorry J. Stensrud**...................    President and Director

John H. Gotta*****....................    Second Vice President and Director

Janet Chrzan**........................    Second Vice President/Chief Financial Officer

J. Patrick Barrett....................    Director
    Chairman & CEO
    Carpat Investments
    4605 Watergap
    Manlius, NY 13104

Robert D. Bond**......................    Director


Name
----
Jon A. Boscia***.................................  Director

Diane Dillman**..................................  Assistant Vice President/
                                                   Director of Annuities Compliance

Christine Frederick*****.........................  Assistant Vice President/
                                                   Director of Life Compliance

Steven M. Kluever**..............................  Second Vice President

Barbara S. Kowalczyk***..........................  Director

M. Leanne Lachman................................  Director
  Principal
  Lend Lease Real Estate Investments
  787 7th Avenue - 46th Floor
  New York, NY 10019

Louis G. Marcoccia...............................  Director
  Senior Vice President
  Syracuse University
  Skytop Office Building
  Skytop Road
  Syracuse, NY 13244-5300

Gary W. Parker*****..............................  2nd Vice President and Director

John M. Pietruski................................  Director
  One Penn Plaza
  Suite 3408
  New York, NY 10119

Ron J. Ponder....................................  Director
  President & CEO
  Telecom, Media & Networks Americas
  A Cap Gemini Ernst & Young Company
  25 Airport Road
  Morristown, NJ 07960

Lawrence T. Rowland****..........................  Director

Robert O. Sheppard*..............................  2nd Vice President/General Counsel

Eldon J. Summers, Jr.**..........................  Treasurer

C. Suzanne Womack***.............................  Secretary


* Principal business address of each person is 120 Madison Street, 17th Floor, Syracuse, New York 13202.

** Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, Indiana 46802.

*** Principal business address of each person is Centre Square, West Tower, 1500 Market St., Suite 3900, Philadelphia, PA 19102.

**** Principal business address of each person is 1700 Magnovox Way, One
     Reinsurance Place, Fort Wayne, Indiana 46804.

*****Principal business address of each person is 350 Church Street, Hartford, CT 06103.

Item 26.

                     PERSONS CONTROLLED BY OR UNDER COMMON
                   CONTROL WITH THE DEPOSITOR OR REGISTRANT

     See Exhibit 15(a): The Organizational Chart of The Lincoln National Insurance Holding Company System.


Item 27.

                           NUMBER OF CONTRACT OWNERS

     As of February 28, 2001, there were 69 contractowners under Account H


Item 28.

                         INDEMNIFICATION--UNDERTAKING

(a)  Brief description of indemnification provisions.

     In general, Article VII, Section 2, of the By-Laws of Lincoln Life & Annuity Co. of NY (LNY) provides that LNY will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNY, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNY. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of LNY in connection with suits by, or in the rights of LNY.

     Please refer to Article VII of the By-Laws of LNY (Exhibit No. 6(a) hereto) for the full text of the indemnification provisions.
     Indemnification is permitted by, and is subject to the requirements of, New York law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore,unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.                       Principal Underwriter

     (a) American Funds Distributors, Inc., is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., New World Fund, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

     Lincoln National Variable Annuity Account E, and Lincoln National Flexible Premium Variable Life Accounts F and J (all registered as investment companies under the 1940 Act) and Lincoln National Flexible Premium Group Variable Annuity Accounts 50, 51 and 52 are all segregated investment accounts of Lincoln Life which also invests in the series. The series also offers shares of the funds to other segregated investment accounts.

     (b)              (1)                                       (2)
        Name and Principal                      Positions and Offices
         Business Address                        with Underwriter
        ------------------                      ---------------------

        David L. Abzug                          Vice President
        27304 Park Vista Road
        Agoura Hills, CA 91301

        John A. Agar                            Vice President
        1501 N. University,
        Suite 227A
        Little Rock, AR 72207

   Robert B. Aprison                   Vice President
   2983 Bryn Wood Drive
   Madison, WI  53711

L  William W. Bagnard                  Vice President

   Steven L. Barnes                    Senior Vice President
   5400 Mount Meeker Road, Suite 1
   Boulder CO  80301-3508

B  Carl R. Bauer                       Vice President

   Michelle A. Bergeron                Senior Vice President
   4160 Gateswalk Drive
   Smyrna, GA 30080

   J. Walter Best, Jr.                 Regional Vice President
   9013 Brentmeade Blvd.
   Brentwood, TN 37027

   Joseph T. Blair                     Senior Vice President
   148 E. Shore Ave
   Groton Long Point, CT 06340

(b)                 (1)                               (2)
     Name and Principal               Positions and Offices
     Business Address                 with Underwriter
     ------------------               ---------------------

     John A. Blanchard                Vice President
     6421 Aberdeen Road
     Mission Hills, KS 66208

     Ian B. Bodell                    Senior Vice President
     P.O. Box 1665
     Brentwood, TN 37024-1655

     Mick L. Brethower                Senior Vice President
     2320 North Austin Avenue
     Georgetown, TX  78626

     Alan Brown                       Vice President
     4129 Laclede Avenue
     St. Louis, MO  63108

B    J. Peter Burns                   Vice President

     Brian C. Casey                   Vice President
     8002 Greentree Road
     Bethesda, MD  20817

     Victor C. Cassato                        Senior Vice President
     609 W. Littleton Blvd., Suite 310
     Greenwood Village, CO 80120

     Christopher J. Cassin                    Senior Vice President
     19 North Grant Street
     Hinsdale, IL 60521

     Denise M. Cassin                         Vice President
     1301 Stoney Creek Drive
     San Ramon, CA 94538

L    Larry P. Clemmensen                      Director

L    Kevin G. Clifford                        Director, President and Co-Chief
                                              Executive Officer

     Ruth M. Collier                          Senior Vice President
     29 Landsdowne Drive
     Larchmont, NY  10538

S    David Coolbaugh                          Assistant Vice President

(b)                 (1)                               (2)
     Name and Principal               Positions and Offices
     Business Address                 with Underwriter
     ---------------------            ---------------------
H    Carlo O. Cordasco                Assistant Vice President

     Thomas E. Cournoyer              Vice President
     2333 Granada Boulevard
     Coral Gables, FL 33134

     Douglas A. Critchell             Senior Vice President
     3521 Rittenhouse Street, N.W.
     Washington, D.C. 20015

L    Carl D. Cutting                  Vice President

     William Daugherty                Regional Vice President
     1216 Highlander Way
     Mechanicsburg, PA 17055

     Guy E. Decker                    Regional Vice President
     345 Trowbridge Lane
     Lawrenceville, GA 30043

     Daniel J. Delianedis             Vice President
     8689 Braxton Drive
     Eden Prairie, MN 55347

     James A. DePerno, Jr.            Regional Vice President
     91 Church Street
     East Aurora, NY 14052

L    Bruce DePriester                 Vice President

     Michael A. Dilella               Vice President
     P.O. Box 661
     Ramsey, NJ 07446

     G. Michael Dill                  Senior Vice President
     505 E. Main Street
     Jenks, OK 74037

     Kirk D. Dodge                        Senior Vice President
     2627 Mission Street
     San Marino, CA 91108

     Peter J. Doran                       Director, Executive Vice President
     100 Merrick Road, Suite 216W
     Rockville Centre, NY 11570

L    Michael J. Downer                    Secretary

     Michael J. Dullaghan                 Regional Vice President
     1307 Sage Court
     Chesapeake, VA 23320

     Robert W. Durbin                     Vice President
     74 Sunny Lane
     Tiffin, OH 44883

I    Lloyd G. Edwards                     Senior Vice President

     Timothy L. Ellis                     Regional Vice President
     1441 Canton Mart Road, Suite 9
     Jackson, MS 39211

     John R. Fodor                        Senior Vice President
     15 Latisquama Road
     Southborough, MA 01772

(b)               (1)                                            (2)
   Name and Principal                          Positions and Offices
    Business Address                             with Underwriter
   ------------------                         ----------------------
   Daniel B. Frick                            Regional Vice President
   845 Western Avenue
   Glen Ellyn, IL 60137

   Clyde E. Gardner                           Senior Vice President
   Route 2, Box 3162
   Osage Beach, MO 65065

B  Evelyn K. Glassford                        Vice President


   Jeffrey J. Greiner                         Vice President
   12210 Taylor Road
   Plain City, OH 43064

L  Paul G. Haaga, Jr.                         Director


B  Mariellen Hamann                           Assistant Vice President


   Derek S. Hansen                            Regional Vice President
   13033 Ridgedale Drive, PMB147
   Minnetonka, MN 55305


   David E. Harper                            Senior Vice President
   150 Old Franklin School Road
   Pittstown, NJ 08867


H  Mary Pat Harris                            Assistant Vice President


   Ronald R. Hulsey                           Senior Vice President
   6744 Avalon
   Dallas, TX 75214


   Robert S. Irish                            Vice President
   1225 Vista Del Mar Drive
   Delray Beach, FL 33483


   Michael J. Johnston                        Director
   630 Fifth Ave., 36th Floor
   New York, NY 10111


B  Damien M. Jordan                           Vice President


   John P. Keating                            Regional Vice President
   2285 Eagle Harbor Parkway
   Orange Park, FL 32073


   Dorothy Klock                              Vice President
   555 Madison Avenue, 29th Floor
   New York, NY 10022


H  Dianne L. Koske                            Assistant Vice President


   Andrew R. LeBlanc                          Regional Vice President
   78 Eton Road
   Garden City, NY 11530

   Arthur J. Levine                           Senior Vice President
   12558 Highlands Place
   Fishers, IN  46038

(b)                (1)                                          (2)
    Name and Principal                        Positions and Offices
     Business Address                            with Underwriter
    ------------------                        ---------------------
B   Karl A. Lewis                             Assistant Vice President


    T. Blake Liberty                          Vice President
    5506 East Mineral Lane
    Littleton, CO 80122


    Mark J. Lien                              Regional Vice President
    5570 Beechwood Terrace
    West Des Moines IA  50266


L   Lorin E. Liesy                            Vice President


    Louis K. Linquata                         Regional Vice President
    170 South Battin
    Wichita, KS 67218


LW  Robert W. Lovelace                        Director


    Stephen A. Malbasa                        Senior Vice President
    13405 Lake Shore Blvd.
    Cleveland, OH 44110


    Steven M. Markel                          Senior Vice President
    5241 South Race Street
    Littleton, CO 80121


L   J. Clifton Massar                         Director, Senior Vice President


L   E. Lee McClennahan                        Senior Vice President


    James R. McCrary                          Regional Vice President
    963 1st Street #1
    Hermosa Beach, CA 90254


S   John V. McLaughlin                        Senior Vice President


    Terry W. McNabb                           Vice President
    2002 Barrett Station Road
    St. Louis, MO  63131

(b)               (1)                                    (2)
   Name and Principal                  Positions and Offices
    Business Address                     with Underwriter
   ------------------                  ---------------------
   William E. Noe                      Vice President
   304 River Oaks Road
   Brentwood, TN 37207


   Peter A. Nyhus                      Vice President
   3084 Wilds Ridge Court
   Prior Lake, MN 55372


   Eric P. Olson                       Vice President
   62 Park Drive
   Glenview, IL 60025


   Jeffrey A. Olson                    Regional Vice President
   930 S. Cowley Street #305
   Spokane, WA 99202


   Gary A. Peace                       Regional Vice President
   291 Kaanapali Drive
   Napa, CA  94558


   Samuel W. Perry                     Regional Vice President
   4730 East-Indian School Road
   Suite 120
   Phoenix, AZ 85018


   David K. Petzke                     Regional Vice President
   4016 Saint Lucia Street
   Boulder, CO 80301


   Fredric Phillips                    Senior Vice President
   175 Highland Avenue, 4th Floor
   Needham, MA  02494


B  Candance D. Pilgrim                 Assistant Vice President


   Carl S. Platou                      Vice President
   7455 80th Place, SE
   Mercer Island, WA 98040


L  John O. Post                        Senior Vice President


S  Richard P. Prior                    Vice President


   Steven J. Reitman                   Senior Vice President
   212 The Lane
   Hinsdale, IL 60521


   Brian A. Roberts                    Vice President
   P.O. Box 388
   Glenville, NC 28736


   George S. Ross                      Senior Vice President
   P.O. Box 376
   Southport, ME 04576


L  Julie D. Roth                       Vice President


L  James F. Rothenberg                 Director


   Douglas F. Rowe                     Vice President
   414 Logan Ranch Road
   Georgetown, TX 78628

(b)               (1)                                (2)
   Name and Principal                 Positions and Offices
    Business Address                    with Underwriter
   ------------------                 ---------------------

   Christopher S. Rowey               Vice President
   10538 Cheviot Drive
   Los Angeles, CA 90064


   Dean B. Rydquist                   Senior Vice President
   1080 Bay Pointe Crossing
   Alpharetta, GA 30005


   Richard R. Samson                  Senior Vice President
   4604 Glencoe Avenue, #4
   Marina del Rey, CA 90292


   Joseph D. Scarpitti                Vice President
   31465 St. Andrews
   Westlake, OH  44145


   Shannon D. Schofield               Regional Vice President
   3078 Peachtree Drive, NE
   Atlanta, GA 30305


L  R. Michael Shanahan                Director


   Brad W. Short                      Regional Vice President
   1601 Seal Way
   Seal Beach, CA 90740


   David W. Short                     Chairman of the Board and
   1000 RIDC Plaza, Suite 212         Co-Chief Executive Officer
   Pittsburgh, PA 15238


   William P. Simon                   Senior Vice President
   912 Castlehill Lane
   Devon, PA 91333


   Jerry L. Slater                    Regional Vice President
   4152 42nd Avenue NE
   Seattle, WA 98105



L  John C. Smith                      Vice President-Institutional
                                      Investment Services


   Rodney G. Smith                    Senior Vice President
   100 N. Central Expressway,
   Suite 1214
   Richardson, TX 75080


S  Sherrie L. Snyder-Senft            Assistant Vice President


   Anthony L. Soave                   Regional Vice President
   8831 Morning Mist Drive
   Clarkston, MI  48348


L  Therese L. Souiller                Assistant Vice President


   Nicholas D. Spadaccini             Vice President
   855 Markley Woods Way
   Cincinnati, OH  45230


L  Kristen J. Spazafumo               Assistant Vice President

(b)               (1)                                  (2)
   Name and Principal                Positions and Offices
    Business Address                   with Underwriter
   ------------------                ---------------------
   Daniel S. Spradling               Senior Vice President
   181 Second Avenue, Suite 228
   San Mateo, CA 94401


LW Eric H. Stern                     Director


B  Max D. Stites                     Vice President


   Thomas A. Stout                   Vice President
   1004 Ditchley Road
   Virginia Beach, VA 23451


   Craig R. Strauser                 Vice President
   3 Dover Way
   Lake Oswego, OR 97034


   Francis N. Strazzeri              Senior Vice President
   3021 Kensington Trace
   Tarpon Springs, FL 34689


L  Drew W. Taylor                    Assistant Vice President


   Gary J. Thoma                     Regional Vice President
   604 Thelosen Drive
   Kimberly, WI 54136


L  James P. Toomey                   Vice President


I  Christopher E. Trede              Vice President



   George F. Truesdail               Senior Vice President
   400 Abbotsford Court
   Charlotte, NC 28270


   Scott W. Ursin-Smith              Vice President
   60 Reedland Woods Way
   Tiburon, CA 94920


   J. David Viale                    Regional Vice President
   39 Old Course Drive
   Newport Beach, CA 92660


   Thomas E. Warren                  Vice President
   119 Faubel Street
   Sarasota, FL 34242


L  J. Kelly Webb                     Senior Vice President, Treasurer
                                     and Controller

(b)                 (1)                             (2)
     Name and Principal           Positions and Offices
     Business Address             with Underwriter
     ------------------           ---------------------
     Gregory J. Weimer            Vice President
     206 Hardwood Drive
     Venetia PA  15367

B    Timothy W. Weiss             Director

     George J. Wenzel             Regional Vice President
     251 Barden Road
     Bloomfield, MI 48304

H    J.D. Wiedmaier               Assistant Vice President

SF   N. Dexter Williams           Senior Vice President

     Timothy J. Wilson            Vice President
     113 Farmview Place
     Venetia, PA 15367

B    Laura L. Wimberly            Vice President

H    Marshall D. Wingo            Director, Senior Vice President

L    Robert L. Winston            Director, Senior Vice President

     William R. Yost              Senior Vice President
     9320 Overlook Trail
     Eden Prairie, MN 55347

     Janet M. Young               Regional Vice President
     1616 Vermont
     Houston, TX 77006

     Jonathan A. Young            Regional Vice President
     329 Downing Drive
     Chesapeake, VA 23322

     Scott D. Zambon              Regional Vice President
     2887 Player Lane
     Tustin Ranch, CA 92782

-------------

L    Business Address, 333 South Hope Street, Los Angeles, CA 90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B    Business Address, 135 South State College Boulevard, Brea, CA 92821
S    Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78230
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H    Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I    Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240


(c) Name of Principal Underwriter: American Funds Distributors, Inc.; Net Underwriting Discounts and Commissions: $16,110,708.33.

Item 30.  Location of Accounts and Records

See Exhibit 15(b)

Item 31.  Management Services

Not Applicable.

Item 32

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                  SIGNATURES

     (a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Syracuse, and the State of New York on this 19th day of April, 2001.

                               Lincoln Life & Annuity Variable Annuity Account H American Legacy III
                                   (Registrant)


                               By: /s/ Lorry J. Stensrud
                                   --------------------------------
                                   Lorry J. Stensrud, President

                               Lincoln Life & Annuity Company of New York
                                   (Depositor)


                               By: /s/ Lorry J. Stensrud
                                   --------------------------------
                                   Lorry J. Stensrud, President

     (b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                       Title                             Date
---------                       -----                             ----


/s/ Lorry J. Stensrud           President and                     April 19, 2001
------------------------            Director (Principal
Lorry J. Stensrud                   Executive Officer)

/s/ Janet Chrzan                Second Vice President and         April 19, 2001
------------------------        Chief Financial Officer
Janet Chrzan                    (Principal Financial Officer
                                and Principal Accounting
                                Officer)


                                Director                          April __, 2001
------------------------
J. Patrick Barrett

/s/ Robert D. Bond              Director                          April 19, 2001
------------------------
Robert D. Bond

/s/ Jon A. Boscia               Director                          April 19, 2001
------------------------
Jon A. Boscia

/s/ John H. Gotta               Director                          April 19, 2001
------------------------
John H. Gotta

/s/ Barbara S. Kowalczyk        Director                          April 19, 2001
------------------------
Barbara S. Kowalczyk

------------------------        Director                          April __, 2001
M. Leanne Lachman

/s/ Louis G. Marcoccia          Director                          April 19, 2001
------------------------
Louis G. Marcoccia

/s/ Gary W. Parker              Director                          April 19, 2001
------------------------
Gary W. Parker

/s/ John M. Pietruski           Director                          April 19, 2001
------------------------
John M. Pietruski

/s/ Ronald J. Ponder            Director                          April 19, 2001
------------------------
Ronald J. Ponder

/s/ Lawrence T. Rowland         Director                          April 19, 2001
------------------------
Lawrence T. Rowland

Richard C. Vaughan              Director                          April 19, 2001
------------------------
Richard C. Vaughan